UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL

INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Municipal Income Fund

California Portfolio

High Income Municipal Portfolio

National Portfolio

New York Portfolio

April 30, 2014

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the semi-annual reporting period ended April 30, 2014.

Investment Objective and Policies

The investment objective of the California, National and New York Portfolios of this Fund is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the California Portfolio, National Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”)

for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The California, National and New York Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and certain types of mortgage related securities. The Portfolio may invest in derivatives, such as options, futures,

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

forwards and swaps. The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 8-9 show performance for each Portfolio compared with its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2014.

An overweight to lower-rated bonds contributed the Portfolios’ returns for the six-month period, but detracted for the 12-month period. For the six-month period, an underweight to longer-maturity bonds detracted from performance as these bonds underperformed, however, this contributed for the 12-month period, as they outperformed.

California Portfolio – All share classes outperformed the benchmark for the six-month period, but underperformed for the 12-month period. An overweight in the pre-refunded and special tax sectors and underweight in health care sector detracted for the six-month period, while security selection in the transportation, water and local general obligation sectors contributed. For the 12-month period, an overweight to, and security selection in, the special tax sector detracted from returns, while security selection in the water, local general obligation and housing sectors contributed. The Portfolio held interest rate swaps for hedging purposes, which detracted from returns for the six-month period and added to returns for the 12-month period.

High Income Municipal Portfolio – All share classes outperformed the benchmark for the six-month period, while all share classes underperformed for the 12-month period. For the six-month period, an overweight in the health care and industrial revenue bond sectors, and security selection in the industrial revenue bond, health care and special tax sectors contributed to returns. Security selection in the power sector detracted from returns. For the 12-month period, an overweight in the health care sector and security selection in the health care, state general obligation, and power sectors detracted. An overweight in the industrial sector and security selection in the special tax sector contributed to returns. The Portfolio held interest rate swaps, credit default swaps and purchased options for hedging purposes. Interest rate swaps had an immaterial impact on returns for both periods; credit default swaps had an immaterial impact on returns for the 12-month period; and purchased options detracted from performance for the six-month period and contributed for the 12-month period.

National Portfolio – For both periods, all share classes underperformed the benchmark, with the exception of Advisor Class shares which outperformed for the six-month period, but underperformed for the 12-month period. For the six-month period, an underweight to the pre-refunded sector contributed to performance, as did an overweight to security selection in the transportation, local general

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

obligation and water sectors, while underweights in the special tax sector and security selection of the health care, power, and special tax sectors detracted. For the 12-month period, an overweight in the special tax sector detracted, as did security selection in the power, health care and education sectors. Security selection in the transportation and industrial sectors contributed to performance. The Portfolio held interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods.

New York Portfolio – For both periods, all share classes underperformed the benchmark. For the six-month period, an overweight to special tax and pre-refunded sectors, and security selection in the power, education, and local general obligation sectors detracted from returns, while security selection in the transportation, water, and special tax sectors contributed. For the 12-month period, security selection detracted in the power, education, and state general obligation sectors, as well as an overweight in the special tax sector. Security selection in the water and industrial sectors contributed to returns. The Portfolio held interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

For the 12-month period ended April 30, 2014, yields rose with longer term yields rising more than short-term yields. The increase in yields generally happened in 2013 as bond investors adjusted their expectations in the wake of the Federal Reserve’s comments on “tapering” bond purchases. In the first few months of 2014, yields retraced part of the increase and long-term yields declined relative to intermediate- and short-term yields.

The Portfolios continued to be underweight long-maturity, high-grade callable bonds. When yields fall, the performance of these bonds is capped as the bonds trade to their call date: when yields rise they trade to their maturity date, resulting in underperformance versus comparable duration intermediates. Furthermore, the steep municipal yield curve “rolldown” (bond price appreciation due to passage of time) has enabled investors in intermediate bonds to potentially realize comparable returns to longer-maturity bonds without increasing interest rate risk. This positioning benefited performance over the 12-month period as long-maturity bonds underperformed, but detracted over the six-month period when the opposite occurred.

To the extent possible, the Municipal Bond Investment Team (the “Team”) also positioned the Portfolios with an overweight to bonds with greater credit spreads like single-A and triple-B rated bonds, as the Team expected credit spreads to narrow. In addition, the Team held high yield, or below investment grade, bonds particularly in the High Income Municipal Portfolio. As a result, the widening of credit spreads during 2013 detracted from the performance of the Portfolios. In 2014, credit spreads have narrowed which has helped the performance of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

As of April 30, 2014, the Portfolios’ percentages of total municipal bond investments were in insured bonds and in insured bonds that have been pre-refunded are as follows:

Portfolio	Insured Bonds*	Pre-refunded/ ETM/insured Bonds*^
California	18.57%	1.26%
High Income	2.26%	0.00%
National	22.13%	0.12%
New York	20.09%	3.96%

*	Breakdowns expressed as a percentage of investments in municipal bonds.

^	Escrowed to maturity.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Below Investment Grade Securities Risk: (High Income Municipal Portfolio) Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

Leverage Risk (High Income Municipal): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of its assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and, where applicable, local income taxes. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Portfolios could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of the Portfolios’ shares as investors anticipate adverse effects on the Portfolios or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the California, National and New York Portfolios was 4.25%. If the Class A annualized returns for the National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED APRIL 30, 2014

	NAV Returns
CALIFORNIA PORTFOLIO	6 Months	12 Months
Class A	4.54%	0.16%

Class B*	4.18%	-0.54%

Class C	4.18%	-0.54%

Advisor Class†	4.70%	0.46%

Barclays Municipal Bond Index	4.08%	0.50%

	NAV Returns
HIGH INCOME MUNICIPAL PORTFOLIO	6 Months	12 Months
Class A	7.99%	-1.84%

Class C	7.52%	-2.61%

Advisor Class†	8.05%	-1.56%

Barclays Municipal Bond Index	4.08%	0.50%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED APRIL 30, 2014

	NAV Returns
NATIONAL PORTFOLIO	6 Months	12 Months
Class A	4.06%	-1.10%

Class B*	3.71%	-1.78%

Class C	3.71%	-1.79%

Advisor Class†	4.21%	-0.80%

Barclays Municipal Bond Index	4.08%	0.50%

	NAV Returns
NEW YORK PORTFOLIO	6 Months	12 Months
Class A	3.36%	-1.81%

Class B*	3.01%	-2.40%

Class C	3.11%	-2.40%

Advisor Class†	3.51%	-1.51%

Barclays Municipal Bond Index	4.08%	0.50%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.04%	3.62%
1 Year	0.16%	-2.88%
5 Years	5.94%	5.31%
10 Years	4.71%	4.39%

Class B Shares			1.41%	2.50%
1Year	-0.54%	-3.44%
5 Years	5.21%	5.21%
10 Years(a)	4.28%	4.28%

Class C Shares			1.41%	2.50%
1 Year	-0.54%	-1.50%
5 Years	5.20%	5.20%
10 Years	3.98%	3.98%

Advisor Class Shares‡			2.40%	4.26%
1 Year	0.46%	0.46%
5 Years	6.26%	6.26%
Since Inception^	5.49%	5.49%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-3.03%
5 Years				5.40%
10 Years				4.02%

Class B Shares
1Year				-3.64%
5 Years				5.33%
10 Years(a)				3.90%

Class C Shares
1 Year				-1.63%
5 Years				5.33%
10 Years				3.61%

Advisor Class Shares†
1 Year				0.24%
5 Years				6.36%
Since Inception^				5.31%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.56%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

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10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			4.48%	6.89%
1 Year	-1.84%	-4.79%
Since Inception‡	7.41%	6.64%

Class C Shares			3.93%	6.05%
1 Year	-2.61%	-3.54%
Since Inception‡	6.65%	6.65%

Advisor Class Shares‡			4.92%	7.57%
1 Year	-1.56%	-1.56%
Since Inception^	7.71%	7.71%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-5.89%
Since Inception^				6.19%

Class C Shares
1 Year				-4.46%
Since Inception^				6.24%

Advisor Class Shares‡
1 Year				-2.58%
Since Inception^				7.30%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.68%, and 0.68% for Class A, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50% and 0.50% for Class A, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

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ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			2.54%	3.91%
1 Year	-1.10%	-4.08%
5 Years	6.17%	5.53%
10 Years	4.55%	4.23%

Class B Shares			1.92%	2.95%
1 Year	-1.78%	-4.64%
5 Years	5.45%	5.45%
10 Years(a)	4.12%	4.12%

Class C Shares			1.92%	2.95%
1 Year	-1.79%	-2.74%
5 Years	5.42%	5.42%
10 Years	3.83%	3.83%

Advisor Class Shares‡			2.91%	4.48%
1 Year	-0.80%	-0.80%
5 Years	6.49%	6.49%
Since Inception^	5.34%	5.34%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-4.26%
5 Years				5.65%
10 Years				3.84%

Class B Shares
1 Year				-4.71%
5 Years				5.58%
10 Years(a)				3.75%

Class C Shares
1 Year				-2.81%
5 Years				5.57%
10 Years				3.44%

Advisor Class Shares^
1 Year				-0.97%
5 Years				6.62%
Since Inception*				5.17%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.57%, 1.56% and 0.56% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses, excluding any interest expense, to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			1.99%	3.36%
1 Year	-1.81%	-4.74%
5 Years	4.74%	4.11%
10 Years	4.26%	3.94%

Class B Shares			1.35%	2.28%
1Year	-2.40%	-5.25%
5 Years	4.03%	4.03%
10 Years(a)	3.82%	3.82%

Class C Shares			1.36%	2.29%
1 Year	-2.40%	-3.35%
5 Years	4.04%	4.04%
10 Years	3.54%	3.54%

Advisor Class Shares‡			2.35%	3.97%
1 Year	-1.51%	-1.51%
5 Years	5.06%	5.06%
Since Inception^	4.61%	4.61%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
				SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year				-4.74%
5 Years				4.25%
10 Years				3.63%

Class B Shares
1Year				-5.31%
5 Years				4.18%
10 Years(a)				3.52%

Class C Shares
1 Year				-3.32%
5 Years				4.19%
10 Years				3.24%

Advisor Class Shares‡
1 Year				-1.39%
5 Years				5.23%
Since Inception^				4.49%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.85%, 1.55%, 1.55% and 0.55% for Class A, Class B, Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses excluding any interest expense to 0.80%, 1.50%, 1.50% and 0.50% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/ reimbursements may not be terminated prior to January 31, 2015 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

‡	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed below.

^	Inception Date: 8/6/2008.

See Disclosures, Risks and Note about Historical Performance on pages 5-7.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
California Portfolio
Class A
Actual	$1,000	$1,045.40	$4.11	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class B
Actual	$1,000	$1,041.80	$7.64	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Class C
Actual	$1,000	$1,041.80	$7.64	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Advisor Class
Actual	$1,000	$1,047.00	$2.59	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,079.90	$4.64	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class C
Actual	$1,000	$1,075.20	$8.23	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Advisor Class
Actual	$1,000	$1,080.50	$3.10	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
National Portfolio
Class A
Actual	$1,000	$1,040.60	$4.10	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class B
Actual	$1,000	$1,037.10	$7.63	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Class C
Actual	$1,000	$1,037.10	$7.63	1.51%
Hypothetical**	$1,000	$1,017.31	$7.55	1.51%
Advisor Class
Actual	$1,000	$1,042.10	$2.58	0.51%
Hypothetical**	$1,000	$1,022.27	$2.56	0.51%
New York Portfolio
Class A
Actual	$1,000	$1,033.60	$4.03	0.80%
Hypothetical**	$1,000	$1,020.83	$4.01	0.80%
Class B
Actual	$1,000	$1,030.10	$7.55	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000	$1,031.10	$7.55	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,035.10	$2.52	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition.AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities,currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of April 30, 2014. The Portfolio’s quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition.AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities,currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.9%
Long-Term Municipal Bonds – 98.9%
Alabama – 2.1%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$10,939,200
Jefferson Cnty AL LT Sch Wts Series 2004A 5.25%, 1/01/18-1/01/23	3,900	3,911,580
AGM 5.50%, 1/01/21	1,000	1,000,490
Univ of Alabama at Birmingham Hosp Series 2008A 5.75%, 9/01/22	3,000	3,376,020

		19,227,290

Arizona – 1.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	1,170	1,083,490
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,050	2,051,394
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,290,438
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	4,215,272
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	280	280,084

		10,920,678

California – 14.9%
Bay Area Toll Auth CA Series 2013S 5.00%, 4/01/31	5,560	6,229,368
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	4,140	4,893,853
California GO 5.00%, 11/01/29-11/01/32	18,000	20,011,080
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37-11/21/45(a)	11,130	11,130,882
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,960,073

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008A 5.50%, 8/15/23	$80	$89,642
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 1996A 5.30%, 7/01/21	4,000	4,090,320
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,654,371
Los Angeles CA Dept W&P Pwr Series 2013B 5.00%, 7/01/29-7/01/30	15,630	17,918,234
Los Angeles CA Dept W&P Wtr Series 2013A 5.00%, 7/01/31	9,115	10,390,826
Series 2013B 5.00%, 7/01/32	1,900	2,163,017
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	19,944,552
Los Angeles CA Wstwtr Sys Series 2013A 5.00%, 6/01/33	9,310	10,417,983
Manteca CA USD CFD #89-1 NATL Series 01 Zero Coupon, 9/01/31	11,910	4,820,811
Ontario CA Redev Fin Auth NATL Series 93 5.80%, 6/02/14 (Pre-refunded/ETM)	1,000	1,124,140
San Bernardino Cnty CA COP Series 2009A 5.25%, 8/01/26	1,910	2,042,191
San Diego Cnty CA Wtr Auth AGM Series 2008A-COPS 5.00%, 5/01/25	3,000	3,441,450
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,800	3,144,176
Univ of California Series 2013A 5.00%, 5/15/30	3,200	3,653,888

		138,120,857

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 3.0%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	$2,200	$2,312,711
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	691,283
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,572,645
E-470 Pub Hwy Auth CO Series 2010C 5.25%, 9/01/25	2,900	3,151,169
5.375%, 9/01/26	3,600	3,915,792
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	1,952,592
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(b)(c)	3,122	1,309,617
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	2,400	2,555,184
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	1,950	2,034,162
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/19(c)	820	410,000
6.125%, 12/01/22(b)(c)	1,210	302,500

		28,207,655

Connecticut – 0.8%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/29	6,445	7,362,897

District of Columbia – 2.5%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	742,798
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	1,005,230
District of Columbia Tax Incr Series 2009B 5.25%, 12/01/26	9,600	11,259,360

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	$4,125	$4,620,247
Washington DC Conv Ctr Ded Tax AMBAC Series 2007A 5.00%, 10/01/23	5,000	5,268,400

		22,896,035

Florida – 4.6%
Bonnet Creek Resort CDD FL 7.25%, 5/01/18	2,375	2,374,905
Crossings at Fleming Is CDD FL Series 2000C 7.05%, 5/01/15	545	545,016
7.10%, 5/01/30(c)	2,235	1,957,547
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 1997A 6.00%, 11/01/32	250	249,990
6.05%, 11/01/39	750	748,058
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	5,267,100
Marshall Creek CDD FL 6.625%, 5/01/32(c)(d)	2,315	2,129,800
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami Fl) Series 2008A 5.20%, 4/01/24	2,500	2,691,750
Miami-Dade Cnty FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31	9,450	10,308,297
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,500	2,499,650
Palm Beach Cnty FL Hlth Fac Auth (Sinai Residences of Boca Raton) 6.00%, 6/01/21(e)	1,650	1,676,482
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 1999A 5.90%, 8/01/39	3,620	3,620,398
Pier Park CDD FL Series 2002-1 7.15%, 5/01/34	2,960	2,960,237
Village Ctr CDD FL NATL 5.125%, 10/01/28	1,000	1,003,330

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	$4,620	$4,722,871

		42,755,431

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	523,781

Illinois – 12.0%
Chicago IL Brd of Ed GO AGM Series 2007B 5.00%, 12/01/24	15,000	15,899,100
Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) XLCA Series 2003B-1 5.25%, 1/01/34	5,100	5,111,067
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	3,595	3,801,137
Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	1,422	1,437,414
Chicago IL Sales Tax AGM 5.00%, 1/01/25	6,905	7,147,504
Chicago IL Wtr 5.00%, 11/01/29-11/01/32	20,690	21,910,156
Cook Cnty IL Forest Presv Dist Series 2012C 5.00%, 12/15/32	7,745	8,669,133
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,205	2,148,287
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,050	2,100,451
Illinois Finance Auth (Illinois Institute of Technology) Series 2006A 5.00%, 4/01/31	750	712,193
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	1,483,719
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,264,390

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	$2,058	$2,039,581
Matteson IL GO 8.00%, 12/01/29(f)	3,350	2,804,453
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/28	26,500	29,284,885

		111,813,470

Indiana – 0.8%
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	6,840	7,536,244

Louisiana – 4.2%
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,499,249
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,178,692
Louisiana Loc Govt Envrn Fac & CDA (East Baton Rouge LA Swr Comm) Series 2014 5.00%, 2/01/44	12,000	12,839,400
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	767,602
New Orleans LA GO NATL Series 05 5.00%, 12/01/29	3,990	4,113,451
5.25%, 12/01/21	4,495	4,778,365
RADIAN Series 2007A 5.00%, 12/01/18-12/01/22	5,200	5,633,922

		38,810,681

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	935,808

Massachusetts – 1.7%
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/40	2,000	2,042,320
5.50%, 1/01/30	4,750	5,400,370

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	$6,035	$6,035,061
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,294,951

		15,772,702

Michigan – 3.5%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/27-5/01/30	7,965	8,373,578
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	9,947,864
Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	6,675	6,610,052
Plymouth MI Ed Ctr Charter Sch 5.375%, 11/01/30	2,000	1,709,400
Wayne State Univ MI Series 2009A 5.00%, 11/15/29	5,215	5,596,895

		32,237,789

Minnesota – 0.8%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,403,096
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,380,550
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 2004 5.10%, 9/01/25	2,700	2,712,096

		7,495,742

Mississippi – 1.8%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) Series 2010D 5.25%, 8/01/27	15,000	16,797,900

Missouri – 1.9%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 2008C 5.00%, 4/01/28	14,000	15,316,140

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	$1,880	$1,924,349

		17,240,489

Nevada – 5.5%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008A 5.25%, 7/01/18	9,090	10,557,762
Clark Cnty NV Arpt (McCarran Airport) Series 2012B 5.00%, 7/01/29	6,070	6,862,560
Clark Cnty NV GO AMBAC 5.00%, 11/01/23	13,250	14,639,395
Clark Cnty NV SD GO NATL Series 2005B 5.00%, 6/15/22	5,720	6,028,022
Las Vegas NV Wtr Dist GO NATL Series 2005A 5.00%, 6/01/27	5,000	5,231,450
Nevada GO NATL Series 2007B 5.00%, 12/01/25	5,800	6,533,642
Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/25-7/01/26	1,585	1,695,809

		51,548,640

New Hampshire – 0.2%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,690,198

New Jersey – 0.7%
Morris-Union NJ Jt Comm COP AGM 5.00%, 8/01/25	2,055	2,250,533
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,340	4,629,912

		6,880,445

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Mexico – 1.4%
Clayton NM Jail Proj CIFGNA 5.00%, 11/01/25-11/01/27	$13,095	$13,371,841

New York – 8.7%
Metropolitan Trnsp Auth NY Series 2012F 5.00%, 11/15/27	1,680	1,882,810
Series 2013B 5.00%, 11/15/32	5,000	5,458,850
Series 2013E 5.00%, 11/15/32	5,000	5,480,000
New York NY GO 5.125%, 12/01/27(g)	1,000	1,121,530
Series 2004G 5.00%, 12/01/23	475	487,393
Series 2008B-1 5.25%, 9/01/23	5,000	5,786,300
Series 2012G 5.00%, 4/01/29	9,550	10,671,361
New York NY Mun Wtr Fin Auth Series 2014D 5.00%, 6/15/35-6/15/39	5,000	5,535,120
New York NY Trnsl Fin Auth 5.00%, 2/01/34	5,000	5,557,450
Series 2012B 5.00%, 11/01/30	15,015	16,914,998
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012D 5.00%, 2/15/29	4,960	5,570,179
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,775	3,008,211
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,188	12
New York St UDC (New York St Pers Income Tax) Series 2013A 5.00%, 3/15/43	12,185	13,180,514

		80,654,728

North Carolina – 0.6%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	920	1,042,139

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Eastern Mun Pwr Agy AMBAC Series 2005A 5.25%, 1/01/20	$1,000	$1,071,480
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.00%, 10/01/23	3,305	3,323,310

		5,436,929

Ohio – 2.8%
Akron OH Income Tax 5.00%, 12/01/33(e)	4,250	4,651,030
Series 2012A 5.00%, 12/01/31	1,500	1,663,680
Cleveland OH Pub Pwr Sys NATL Series 2006A 5.00%, 11/15/18	2,835	3,064,039
Cleveland OH, Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,291,615
Kent State Univ Series 2012A 5.00%, 5/01/29	2,000	2,203,100
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	8,159,183

		26,032,647

Oregon – 0.7%
Forest Grove OR (Pacific Univ) RADIAN Series 2005A 5.00%, 5/01/28	2,995	3,083,742
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,340,890

		6,424,632

Pennsylvania – 3.3%
Bensalem Twp PA SD GO 5.00%, 6/01/30	5,000	5,692,700
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,209,494
Pennsylvania IDA 5.50%, 7/01/18 (Pre-refunded/ETM)	485	572,960
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	3,455	3,847,108

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/30-4/01/31	$6,500	$6,996,295
Philadelphia PA IDA (Leadership Learning Partners) Series 2005A 5.25%, 7/01/24(c)	1,030	802,792
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	6,925	7,323,188

		30,444,537

Puerto Rico – 1.1%
Puerto Rico Elec Pwr Auth Series 2010ZZ 5.25%, 7/01/25	7,090	4,429,336
Puerto Rico GO Series 2006A 5.25%, 7/01/23	1,700	1,288,498
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	472,570
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,091,753
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/19-6/01/20	4,460	3,028,019

		10,310,176

Rhode Island – 0.4%
Rhode Island Higher Ed Svgs Tr (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	4,155	4,155,000

South Carolina – 0.9%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,597,080
AGC 5.00%, 12/01/29	400	428,684
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	6,225	6,501,701

		8,527,465

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.3%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 2006C 5.00%, 9/01/22	$1,990	$2,064,485
5.25%, 9/01/26	275	284,386

		2,348,871

Texas – 8.6%
Alvin TX ISD GO Series 2009B 5.00%, 2/15/28	1,290	1,406,384
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	435	440,668
Camino Real Regl Mob Auth TX 5.00%, 2/15/21	2,315	2,319,028
Dallas Fort Worth TX Intl Arpt Series 2012F 5.00%, 11/01/28	13,680	14,673,031
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,529,650
El Paso TX Wtr & Swr 5.00%, 3/01/30	1,000	1,151,550
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	5,700	5,708,493
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,074,560
North Texas Tollyway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/30	7,500	8,374,725
San Antonio TX Elec & Gas 5.00%, 2/01/15 (Pre-refunded/ETM)	65	67,287
Series 08 5.00%, 2/01/26	6,830	7,585,262
Series 2009A 5.25%, 2/01/24	3,260	3,763,801
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,261,051
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,428,339

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	$2,000	$1,670,760
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	10,489,564
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,604,968
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	1,750	1,815,730
Wichita Falls TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,510,720

		79,875,571

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	820	881,803

Virginia – 0.0%
Bell Creek CDA VA Series 2003A 6.75%, 3/01/22	107	107,078

Washington – 5.9%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	14,227,010
Energy Northwest WA (Bonneville Power Admin) Series 2006C 5.00%, 7/01/24	4,055	4,380,332
AMBAC Series 2006A 5.00%, 7/01/21	11,470	12,174,602
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,464,320
Series 2009 5.00%, 6/01/27	615	667,638
King Cnty WA SD #414 GO NATL 5.00%, 12/01/24	4,500	4,935,420
Washington St GO 5.00%, 7/01/24(g)	9,000	10,493,820
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	3,308,219

		54,651,361

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.6%
West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	$5,000	$5,527,950

Wisconsin – 1.1%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(a)	2,465	2,673,317
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012C 5.00%, 8/15/32	2,300	2,465,623
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	5,000	5,352,401

		10,491,341

Total Municipal Obligations (cost $881,851,722)		918,016,662

	Shares
SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(h) (cost $6,889,738)	6,889,738	6,889,738

Total Investments – 99.6% (cost $888,741,460)		924,906,400
Other assets less liabilities – 0.4%		3,804,886

Net Assets – 100.0%		$928,711,286

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA*	4.129%	$582,668

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $20,414,251 or 2.2% of net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)	When-Issued or delayed delivery security.

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2014, the Fund held 21.9% of net assets in insured bonds (of this amount 0.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
CIFGNA	– CIFG Assurance North America, Inc.
COP	– Certificate of Participation
CRA	– Community Redevelopment Agency
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
IDA	– Industrial Development Authority/Agency
IDR	– Industrial Development Revenue Bond
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NATL	– National Interstate Corporation
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SRF	– State Revolving Fund
SSA	– Special Services Area
UDC	– Urban Development Corporation
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 106.9%
Long-Term Municipal Bonds – 106.9%
Alabama – 2.6%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 6.25%, 2/01/23	$1,000	$1,078,280
7.00%, 2/01/36	3,130	3,359,554
Jefferson Cnty AL Commn (Jefferson Cnty AL Swr) Series 2013D 6.00%, 10/01/42	32,345	34,235,565
Jefferson Cnty AL LT Sch Wts Series 2004A 4.75%, 1/01/25	530	503,983
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	800	865,832

		40,043,214

Alaska – 0.3%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	4,895,254

Arizona – 3.0%
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	3,300	3,205,455
5.20%, 10/01/37	6,855	6,059,957
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	6,713,368
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	5,672,926
Phoenix AZ IDA (Great Hearts Academies) 6.30%, 7/01/42	1,000	1,000,460
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	2,400	2,718,576
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	16,830	18,406,130

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tempe AZ IDA (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	$3,000	$3,092,745

		46,869,617

California – 14.7%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	2,400	2,592,000
California GO 5.00%, 11/01/43	34,840	37,711,513
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	3,135	3,539,352
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32	1,000	1,062,370
6.875%, 1/01/42	3,500	3,709,615
California Mun Fin Auth (Partnerships Uplift Cmnty Proj) 5.30%, 8/01/47	1,675	1,440,718
California Mun Fin Auth (Rocketship Educ Obl Grp) 7.00%, 6/01/34	3,800	3,885,044
7.25%, 6/01/43	6,565	6,710,218
California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	3,340	3,274,068
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32	3,795	3,931,772
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 11/21/45(a)	29,700	29,008,287
California St Sch Fin Auth Edu (Partnerships Uplift Cmnty Valley Proj) 6.40%, 8/01/34	1,000	1,012,880
6.75%, 8/01/44	6,180	6,253,851
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,250	9,689,930
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,207,700

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	$3,470	$3,548,908
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(a)	3,300	3,315,543
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,485,120
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,551,309
California Statewide CDA (The Terraces at San Joaquin Gardens) 5.625%, 10/01/32	1,000	1,004,930
6.00%, 10/01/47	1,000	992,800
Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	15,990	12,064,615
Los Angeles CA Dept Wtr Pwr 5.00%, 7/01/31(b)	9,000	10,223,010
Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	4,465	4,597,387
Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(b)	1,000	1,198,210
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	481,352
Oakland CA USD GO Series 2012A 5.50%, 8/01/32	1,500	1,636,710
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,332,343
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	4,500	5,116,680
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	6,245	6,351,352

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36	$3,600	$2,742,264
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(b)	9,960	11,651,606
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	10,800	8,359,200
Univ of California Series 2013A 5.00%, 5/15/32(b)	10,000	11,276,200
Univ of California CA Revenues 5.00%, 5/15/33(b)	9,000	10,089,000
West Contra Costa CA Hlth Dist 6.25%, 7/01/42	5,900	6,521,506

		227,569,363

Colorado – 1.7%
Colorado Hlth Fac Auth (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	5,795	6,245,503
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	2,690	2,714,802
E-470 Pub Hwy Auth CO Series 2010C 5.25%, 9/01/25	600	651,966
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,470	1,522,156
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,352,026
Series 05 5.50%, 12/01/30	1,500	1,541,520
Plaza Met District #1 CO 5.00%, 12/01/40	1,000	974,140
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,810	6,185,674
Tallyns Reach CO Met Dist #3 5.125%, 11/01/38	1,035	1,020,086
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	2,550	2,660,058

		25,867,931

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.6%
Connecticut GO Series 2013E 5.00%, 8/15/31(b)	$7,840	$8,915,402

Delaware – 0.0%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	575	577,547

District of Columbia – 1.7%
District of Columbia (American Society of Hematology) 5.00%, 7/01/36	3,000	3,132,510
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	1,928,459
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	2,660	2,460,074
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	4,629,579
District of Columbia Pers Income Tax 5.00%, 12/01/29(b)	10,000	11,411,000
KIPP DC 6.00%, 7/01/48	2,900	3,182,199

		26,743,821

Florida – 5.3%
Alachua Cnty FL Hlth Fac Auth (East Ridge Retirement Village) 6.25%, 11/15/44	3,150	3,186,225
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	4,713,323
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	5,000	5,687,150
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	9,080	9,514,660
Collier Cnty FL IDA (Arlington of Naples) Series 2014A 8.125%, 5/15/44(a)	7,900	8,147,981

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Davie FL Ed Fac (Nova Southeastern Univ) Series 2013A 6.00%, 4/01/42	$4,050	$4,516,681
Lakeland FL Ed Fac (Florida Southern College) Series 2012A 5.00%, 9/01/37-9/01/42	1,500	1,508,025
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32-11/15/42	9,050	9,541,584
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	6,710	6,524,468
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	4,365	4,527,509
6.75%, 11/15/21	2,520	2,592,526
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	4,537,840
Palm Beach Cnty FL (Sinai Residences of Boca Raton) Zero Coupon, 6/01/16(a)	1,000	999,860
2.00%, 6/01/16	2,450	2,449,657
Palm Beach Cnty FL Hlth Fac Auth (Sinai Residences of Boca Raton) 7.50%, 6/01/49(c)	5,605	5,962,991
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,400,747
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,161,360

		82,972,587

Georgia – 1.6%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) 5.00%, 1/01/33	5,680	6,264,983
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.00%, 9/01/30	1,000	1,052,450
6.125%, 9/01/40	6,100	6,336,985

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(b)	$10,220	$11,231,882

		24,886,300

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	910	925,516
Guam GO Series 2009A 7.00%, 11/15/39	1,000	1,076,060

		2,001,576

Idaho – 0.8%
Idaho Hlth Fac Auth (The Terraces at Boise) Series 2014A 8.00%, 10/01/44	7,850	7,959,586
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	4,000	4,491,400

		12,450,986

Illinois – 6.0%
Chicago IL HFA MFHR (Goldblatts Supportive Living Project) 6.375%, 12/01/52(d)	7,950	7,037,658
Chicago IL O’Hare INTL Arpt (O’Hare Intl Arpt CFC) 5.75%, 1/01/43	2,055	2,167,963
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	2,395	2,532,329
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,059	1,087,387
Chicago IL Transit Authority Sales Tax 5.25%, 12/01/31	5,000	5,462,700
Illinois Finance Auth Series 2010B 6.00%, 5/01/20 (Pre-refunded/ETM)	2,025	2,485,161
Illinois Finance Auth (Ascension Health) Series 2012A 5.00%, 11/15/42	6,400	6,812,416

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40	$3,950	$4,041,087
8.25%, 2/15/46	1,950	1,997,990
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19-4/01/36	7,675	7,373,358
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,343,199
Illinois Finance Auth (Lutheran Senior Svcs) 5.625%, 5/15/42	7,525	7,232,879
5.75%, 5/15/46	4,740	4,604,910
Illinois Finance Auth (OSF Healthcare Sys) Series 2010A 6.00%, 5/15/39	5,785	6,366,682
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	4,880	3,254,570
8.25%, 5/15/45	4,375	2,917,425
Illinois Finance Auth (Swedish Covenant Hospital) Series 2010A 6.00%, 8/15/38	3,360	3,562,810
Illinois Finance Auth (The Landing at Plymouth Place) 6.00%, 5/15/37-5/15/43	13,250	12,566,155
Illinois Finance Auth (Uno Charter Sch Network, Inc.) 6.875%, 10/01/31	3,485	3,928,710
Series 2011A 7.125%, 10/01/41	2,500	2,825,275
Matteson IL GO 8.00%, 12/01/29(e)	5,000	4,185,750

		93,786,414

Indiana – 1.9%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40-8/15/45	8,010	8,139,299
Indiana Finance Auth (Marquette Manor) 4.75%, 3/01/32	5,535	5,385,389

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana St Fin Auth (East End Crossing Proj) 5.00%, 7/01/44-7/01/48	$16,000	$16,144,570

		29,669,258

Iowa – 0.7%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	3,100	2,920,665
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46	8,500	7,222,110

		10,142,775

Kansas – 0.3%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	6,060	4,187,036

Kentucky – 2.1%
Kentucky Dev Fin Auth (Catholic Health Initiatives) Series 2013 5.375%, 1/01/40	3,250	3,531,905
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	7,765	7,411,227
5.50%, 11/15/45	2,350	2,268,197
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) 6.50%, 3/01/45	3,725	4,042,742
Series 2010A 6.00%, 6/01/30	11,110	11,919,363
6.375%, 6/01/40	2,900	3,136,408

		32,309,842

Louisiana – 2.0%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	4,360	4,593,304
Louisiana Gas and Fuels Tax 5.00%, 5/01/16 (Pre-refunded/ETM)(b)	10,000	10,922,900
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,345,152
5.875%, 10/01/40	4,200	4,683,630

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

6.00%, 10/01/44	$1,740	$1,949,461
Louisiana Pub Fac Auth (German Pellets LA LLC) 10.50%, 7/01/39	7,250	7,455,175

		30,949,622

Maine – 0.6%
Maine Hlth & Hgr Ed Fac Auth (Maine General Health) 6.75%, 7/01/36-7/01/41	8,440	9,099,080

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	1,057,410

Massachusetts – 1.4%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	5,000	5,065,800
Massachusetts Dev Fin Agy (North Hill Communities) Series 2013A 6.25%, 11/15/33	2,000	2,024,260
6.50%, 11/15/43	3,750	3,797,662
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012B 5.00%, 8/15/30(b)	10,000	11,393,000

		22,280,722

Michigan – 3.3%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/30-5/01/31	4,015	4,197,783
Detroit MI Swr Disp Series 2012A 5.25%, 7/01/39	8,600	8,365,392
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/27	5,000	5,047,100
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	1,004,670
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,615,215

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Detroit Renewable Pwr Proj) 8.50%, 12/01/30(a)	$11,225	$11,115,781
Michigan Strategic Fund (Evangelical Homes of Michigan Hall) 5.50%, 6/01/47	1,750	1,675,537
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	23,470	18,892,646

		51,914,124

Minnesota – 0.2%
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	3,000	3,230,640

Missouri – 0.2%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,555,857
6.00%, 2/01/41	1,750	1,861,265

		3,417,122

Nebraska – 1.3%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc. (The) 5.00%, 9/01/32-9/01/42	17,050	17,707,566
5.25%, 9/01/37	1,500	1,587,960

		19,295,526

Nevada – 0.3%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	4,730	4,816,985

New Hampshire – 0.3%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	4,585	4,602,056

New Jersey – 6.2%
Burlington Cnty NJ Brdg Commn (The Evergreens) 5.625%, 1/01/38	3,500	3,263,960
New Jersey EDA (Continental Airlines) 5.25%, 9/15/29	4,140	4,198,208

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.625%, 11/15/30	$13,925	$14,351,105
Series 1999 4.875%, 9/15/19	1,765	1,791,087
New Jersey EDA (NYNJ Link LLC) 5.125%, 1/01/34	9,780	10,300,883
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	7,515	7,536,869
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	5,240	5,470,822
New Jersey Hlth Care Fac Fin Auth (St Joseph Health Sys) 6.625%, 7/01/38	1,500	1,590,315
New Jersey Hlth Care Fac Fin Auth (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	2,021,260
New Jersey Turnpike Auth Series 2012A 5.00%, 1/01/33	4,745	5,152,738
Series 2012B 5.00%, 1/01/30	9,360	10,385,481
Tobacco Settlement Fin Corp. NJ Series 2007-1A 4.75%, 6/01/34	3,000	2,350,980
5.00%, 6/01/41	35,750	28,200,672

		96,614,380

New Mexico – 0.9%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	8,155	6,872,463
New Mexico Hosp Equip Loan Coun (Presbyterian Healthcare Svcs) 5.00%, 8/01/42	7,000	7,341,390

		14,213,853

New York – 10.0%
Metropolitan Trnsp Auth NY Series 2013C 5.00%, 11/15/31	5,000	5,490,950
Series 2014A 5.00%, 11/15/30-11/15/32	12,450	13,753,618

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(b)	$10,740	$11,902,820
Nassau Cnty NY IDA (Amsterdam at Harborside) 10.00%, 1/01/28(f)	1,625	830,164
Series 2007A 5.875%, 1/01/18(d)	1,495	766,008
6.50%, 1/01/27(d)	1,865	952,493
6.70%, 1/01/43(d)	2,190	1,117,907
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	3,380	3,468,556
New York City NY Transitional 5.00%, 11/01/28(b)	10,000	11,400,600
5.00%, 2/01/32(b)	8,640	9,614,938
New York NY 5.00%, 10/01/28(b)	9,500	10,743,835
New York NY GO 5.125%, 12/01/27(b)	7,340	8,232,030
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	2,000	2,203,060
8.00%, 8/01/28	5,550	6,143,628
Series 2005 7.50%, 8/01/16	775	817,850
New York NY Mun Wtr Fin Auth Series 2013D 5.00%, 6/15/34(b)	10,000	11,054,400
New York NY Transitional Fin Auth 5.00%, 2/01/26(b)	10,000	11,441,200
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	1,900	1,943,263
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2014J 5.00%, 1/01/33	7,050	7,746,046
Newburgh NY GO Series 2012A 5.25%, 6/15/27	1,010	1,066,570
5.625%, 6/15/34	1,235	1,280,040
Orange Cnty NY Funding Corp. (The Hamlet at Wallkill) 6.50%, 1/01/46	6,375	5,939,970
Port Authority of NY & NJ 5.00%, 10/01/33	5,000	5,363,850

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ (Delta Airlines, Inc.) 6.00%, 12/01/42	$2,285	$2,520,378
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	51,067
Triborough Brdg & Tunl Auth NY Series 2012B 5.00%, 11/15/28(b)	7,425	8,504,966
Triborough NY Bridge Tunnel A 5.00%, 11/15/29(b)	3,750	4,280,288
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 5.25%, 9/15/16	1,250	1,082,638
6.00%, 9/15/27-9/15/37	6,630	5,480,154

		155,193,287

North Carolina – 0.4%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.125%, 10/01/35	6,350	6,347,143

Ohio – 4.3%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47	31,220	25,237,311
Cleveland OH Arpt Sys Series 2012A 5.00%, 1/01/30	3,000	3,149,550
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	2,710	2,732,900
Series 2006A 5.00%, 8/15/36	1,290	1,297,895
Franklin Cnty OH Hlth Care Fac (First Community Village) 5.625%, 7/01/47	11,835	9,707,777
Gallia Cnty OH Hosp (Holzer Health Sys) Series 2012A 8.00%, 7/01/42	5,000	5,376,650
Hamilton Cnty OH Hlth Care (Life Enriching Communities) 5.00%, 1/01/42	1,000	965,080
Muskingum Cnty OH Hosp Fac (Genesis Hlth Sys) 5.00%, 2/15/44-2/15/48	15,760	13,810,531

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.00%, 12/01/22	$1,080	$1,083,305
6.25%, 12/01/36	3,500	3,491,390

		66,852,389

Oklahoma – 0.8%
Oklahoma Dev Fin Auth (Inverness Village) 5.75%, 1/01/27	2,930	2,986,022
Tulsa OK Mun Arpt Trust (American Airlines, Inc.) Series 2013A 5.50%, 6/01/35	8,700	8,779,953

		11,765,975

Oregon – 1.3%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(b)	7,310	8,607,964
Oregon St Dept of Transprtn HI 5.00%, 11/15/29-11/15/30(b)	10,000	11,615,250

		20,223,214

Pennsylvania – 2.4%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	1,700	1,722,984
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,091,085
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/32-1/01/41	2,650	2,568,417
6.125%, 1/01/45	4,170	4,402,519
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,571,800
Norristown PA Area SD COP 5.00%, 4/01/32	3,900	3,978,936
North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	2,135	2,194,097

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	$3,620	$3,728,491
Pennsylvania St 5.00%, 11/15/29(b)	10,000	11,454,600

		37,712,929

Puerto Rico – 2.1%
Puerto Rico Elec Pwr Auth Series 2010X 5.25%, 7/01/40	2,740	1,608,051
Series 2010ZZ 5.25%, 7/01/23-7/01/25	5,455	3,447,158
Series 2013A 7.00%, 7/01/43	3,500	2,334,570
Puerto Rico GO Series 2009C 6.00%, 7/01/39	4,000	3,017,520
Series 2012A 5.00%, 7/01/41	11,460	7,898,461
5.50%, 7/01/39	12,815	9,300,871
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	1,665	1,362,869
Puerto Rico Pub Fin Corp. Series 2011B 6.00%, 8/01/26	1,620	1,101,746
Puerto Rico Sales Tax Fin Corp. Series 2011A 5.25%, 8/01/43	3,000	2,147,220

		32,218,466

Rhode Island – 0.6%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	8,500	9,588,340

South Carolina – 0.7%
South Carolina St Public Svc Auth AMBAC Series 2007A 5.00%, 1/01/32(b)	10,000	10,561,500

Tennessee – 1.0%
Chattanooga TN Hlth Ed & Hsg (Catholic Health Initiatives) Series 2013 5.25%, 1/01/45	4,850	5,212,440

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Johnson City TN Hlth & Ed (Mountain States Health Alliance) 5.00%, 8/15/42	$2,455	$2,483,012
Shelby Cnty TN Hlth Ed & Hsg Fac Brd (The Village of Germantown) 5.00%, 12/01/32	2,200	2,165,922
5.25%, 12/01/42	4,100	4,004,962
5.375%, 12/01/47	1,700	1,652,332

		15,518,668

Texas – 7.6%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(a)	1,195	1,286,429
Central TX Regl Mobility Auth 6.00%, 1/01/41	5,600	6,179,656
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/32-8/15/42	6,470	6,500,842
5.75%, 8/15/41	1,000	1,047,060
6.00%, 8/15/43	1,000	1,085,790
Dallas Fort Worth TX Intl Arpt Series 2013A 5.00%, 11/01/29	5,155	5,507,654
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	2,855	2,628,627
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	3,800	3,805,662
Houston TX Util Sys Series 2011D 5.00%, 11/15/28(b)	9,600	10,933,632
North Texas Ed Fin Corp. (Uplift Education) Series 2012A 5.125%, 12/01/42	9,860	9,921,132
Red River TX Hlth Facs Dev Corp. (MRC Crossings Proj) Series 2014A 7.75%, 11/15/44	2,000	2,027,180
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.125%, 1/01/41	4,360	3,951,817
Sanger TX Indl Dev (German Pellets TX LLC) Series 2012B 8.00%, 7/01/38	12,800	13,423,104

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	$750	$769,778
5.50%, 11/15/22	4,000	4,092,400
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	5,000	5,647,300
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) Series 2009A 8.00%, 11/15/28	2,000	1,670,760
Texas Mun Gas Acq & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/26	4,000	4,826,880
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	7,810	9,062,333
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	6,450	7,369,318
Travis Cnty TX Cult Ed Fac Fin Corp. (Wayside Schools) Series 2012A 5.00%, 8/15/27	500	485,790
5.25%, 8/15/42	2,375	2,139,637
Travis Cnty TX Hlth Fac (Longhorn Village) 7.125%, 1/01/46	860	899,414
Series 2012A 7.00%, 1/01/32	8,155	8,637,450
Tyler TX Hlth Fac Dev Corp. (East Texas Medical Center) 5.375%, 11/01/37	1,500	1,503,525
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	3,000	3,297,870

		118,701,040

Utah – 0.9%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	3,905	4,199,320
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	2,000	2,235,340
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	2,000	2,234,340

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	$1,840	$2,015,334
Utah St Charter Sch Fin Auth (Vista at Entrada Sch of Performing Arts) 6.30%, 7/15/32	850	884,059
6.55%, 7/15/42	1,890	1,962,500

		13,530,893

Vermont – 0.2%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	3,100	3,045,812

Virginia – 7.0%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47	4,600	4,648,990
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43	1,970	1,863,915
Fairfax Cnty VA EDA (Vinson Hall) Series 2013A 5.00%, 12/01/42-12/01/47	6,520	6,315,244
Hanover Cnty VA EDA (Covenant Woods) Series 2012A 5.00%, 7/01/42-7/01/47	5,970	5,414,248
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,259,524
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	33,020	23,585,856
Virginia College Bldg Auth Virginia Lease 21st Century College Prog 5.00%, 2/01/28(b)	9,200	10,666,204
Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(b)	8,275	9,508,720
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	19,735	19,564,687

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.25%, 1/01/32	$6,240	$6,530,098
5.50%, 1/01/42	17,045	17,759,526

		109,117,012

Washington – 6.3%
Seattle WA Mun Light & Pwr 5.00%, 2/01/26(b)	7,500	8,496,750
Washington St GO 5.00%, 7/01/24-7/01/25(b)	15,000	17,452,100
Washington St HFC (Mirabella Proj) 6.75%, 10/01/47	18,350	17,990,890
Washington St HFC (Riverview Retirement Community) 5.00%, 1/01/48	5,315	4,878,904
Washington St HFC (Rockwood Retirement Communities) 7.375%, 1/01/44(a)	4,185	4,266,817
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	12,500	11,737,229
Washington St Hgr Ed Fac Auth (Whitworth Univ) 5.25%, 10/01/46	3,250	3,325,790
Washington St Hlth Care Facs Auth (Catholic Health Initiatives) Series 2013A 5.25%, 1/01/40	3,355	3,615,818
Washington ST Hlth Care Facs Auth (Kadlec Regl Med Ctr) 5.00%, 12/01/42	9,390	9,428,969
Washington St Hlth Care Facs Auth (Multicare Hlth Sys) Series 2012A 5.00%, 8/15/44	4,000	4,159,120
Washington St Hlth Care Facs Auth (Providence Health) Series 2012A 5.00%, 10/01/42	11,850	12,566,806

		97,919,193

West Virginia – 0.6%
West Virginia Hosp Fin Auth (Thomas Health Sys) 6.50%, 10/01/38	2,000	2,005,900

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia Hosp Fin Auth (West Virginia United Hlth Sys) 5.50%, 6/01/44	$7,050	$7,685,275

		9,691,175

Wisconsin – 0.5%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(a)	435	471,762
Univ of Wisconsin Hosp & Clinic Auth Series 2013A 5.00%, 4/01/38	6,485	6,756,267

		7,228,029

Total Municipal Obligations (cost $1,629,891,800)		1,660,595,508

	Notional Amount (000)
OPTIONS PURCHASED - PUTS – 0.3%
Swaptions – 0.3%
IRS Swaption, Deutsche Bank AG Expiration: Aug 2014, Pay 3.85%, Receive 3-month LIBOR (BBA)(g)	32,000	157,721
IRS Swaption, Deutsche Bank AG Expiration: Sep 2014, Pay 3.85%, Receive 3-month LIBOR (BBA)(g)	32,000	272,762
IRS Swaption, Deutsche Bank AG Expiration: Oct 2014, Pay 4.63%, Receive 3-month LIBOR (BBA)(g)	100,000	24,823
IRS Swaption, Barclays Bank PLC Expiration: May 2015, Pay 3.67%, Receive 3-month LIBOR (BBA)(g)	22,000	1,096,365
IRS Swaption, Barclays Bank PLC Expiration: May 2015, Pay 3.22%, Receive 3-month LIBOR (BBA)(g)	44,000	1,137,611
IRS Swaption, JPMorgan Chase Bank, NA Expiration: May 2015, Pay 3.65%, Receive 3-month LIBOR (BBA)(g)	22,500	1,181,357
IRS Swaption, JPMorgan Chase Bank, NA Expiration: May 2015, Pay 3.21%, Receive 3-month LIBOR (BBA)(g)	44,000	1,165,597

Total Options Purchase - Puts (premiums paid $13,051,200)		5,036,236

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

High Income Municipal Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(h) (cost $30,660,368)	30,660,368	$30,660,368

Total Investments – 109.2% (cost $1,673,603,368)		1,696,292,112
Other assets less liabilities – (9.2)%		(142,491,542)

Net Assets – 100.0%		$1,553,800,570

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$15,000	12/02/24	3.013%	SIFMA*	$(1,127,170)
JPMorgan Chase Bank, NA	8,500	7/09/25	SIFMA*	3.167%	713,469
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA*	2.965%	243,460
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA*	3.073%	224,311

					$54,070

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $58,612,460 or 3.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Variable rate coupon, rate shown as of April 30, 2014.

(g)	Non-income producing security.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

As of April 30, 2014, the Fund held 2.4% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
BBA	– British Bankers Association
CDA	– Community Development Authority
CFC	– Customer Facility Charge
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
IDA	– Industrial Development Authority/Agency
IDB	– Industrial Development Board
IRS	– Interest Rate Swaption
LIBOR	– London Interbank Offered Rates
MFHR	– Multi-Family Housing Revenue
OSF	– Order of St. Francis
PFC	– Passenger Facility Charge
SD	– School District
TDF	– Testing & Demonstration Facility
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.6%
Long-Term Municipal Bonds – 100.6%
California – 98.4%
Acalanes CA UHSD GO AGM Series 2005B 5.25%, 8/01/24	$5,000	$5,283,300
Banning CA Util Auth Wtr NATL Series 05 5.25%, 11/01/30	8,405	8,978,221
Bay Area Toll Auth CA Series 2009F-1 5.25%, 4/01/27	7,500	8,648,550
Series 2010S-2 5.00%, 10/01/30	2,350	2,573,226
Series 2013S 5.00%, 4/01/31-4/01/33	12,700	14,167,801
Beaumont CA Fing Auth AMBAC Series 2007C 5.00%, 9/01/26	3,305	3,280,774
Butte-Glenn CCD CA GO NATL Series 2005B 5.00%, 8/01/25	3,620	3,768,022
California Dept Wtr Res Cen Vy Series 2008AE 5.00%, 12/01/24-12/01/27	7,680	8,745,428
Series 2009AF 5.00%, 12/01/29	2,225	2,532,985
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	6,767,465
California Ed Fac Auth 5.25%, 11/01/14 (Pre-refunded/ETM)	210	215,231
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/20-11/01/21	1,990	2,057,931
5.25%, 5/01/34	790	802,119
Series 2012A 5.00%, 11/01/30	1,250	1,372,575
California GO 5.00%, 12/01/30-2/01/32	12,265	13,743,351
5.30%, 4/01/29	5	5,017
California Hlth Fac Fin Auth (Catholic Healthcare West) Series 2008G 5.50%, 7/01/25	3,180	3,593,114

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Hlth Fac Fin Auth (Cottage Healthcare Sys) NATL Series 2003B 5.00%, 11/01/23	$2,500	$2,505,375
California Hlth Fac Fin Auth (St Joseph Health Sys) Series 2013A 5.00%, 7/01/33	5,000	5,379,900
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32	2,745	2,843,930
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/37(a)	11,550	11,612,832
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 1999A 5.70%, 8/01/14	820	820,344
California Pub Wks Brd Series 2005C 5.00%, 4/01/15 (Pre-refunded/ETM)	1,630	1,702,584
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 2005B 5.00%, 11/01/30	4,270	4,406,683
California Pub Wks Brd (California Pub Wks Brd Lease) Series 2012A 5.00%, 4/01/37	6,475	6,882,860
California Statewide CDA MFHR (Highland Creek Apts) Series 2001K 5.40%, 4/01/34	5,380	5,384,196
California Statewide CDA MFHR (Santa Paula Village Apts) Series 1998D 5.43%, 5/01/28	1,735	1,735,902
Capistrano CA USD GO AGM Series 2001B Zero Coupon, 8/01/25	8,000	4,835,600
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 2001B 5.25%, 9/01/30	3,195	3,156,820
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,529,875

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	$5,100	$5,117,595
Cupertino CA USD GO Series 2014B 5.00%, 8/01/31-8/01/32	3,000	3,464,628
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 2005A 5.00%, 10/01/25	5,070	5,017,678
Encinitas CA CFD #1 5.00%, 9/01/26-9/01/29	2,800	3,023,546
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,397,192
Garden Grove CA USD GO Series 2013C 5.00%, 8/01/32	2,535	2,830,708
Irvine CA AD #13-1 5.00%, 9/02/27-9/02/29	1,760	1,832,330
Irvine CA Pub Fac Auth Assmt Series 2012A 4.00%, 9/02/22	1,350	1,352,498
4.25%, 9/02/24	1,525	1,533,510
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/28-11/01/30	11,485	12,444,123
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,595,837
Series 2010A 5.00%, 5/15/25-5/15/27	12,475	14,303,876
Los Angeles CA Dept W&P Pwr AMBAC Series 2007A-2 5.00%, 7/01/24	5,250	5,834,797
Los Angeles CA Dept W&P Wtr Series 2012B 5.00%, 7/01/43	5,000	5,435,400
Los Angeles CA Harbor Dept Series 2009C 5.00%, 8/01/26	21,450	24,417,178
Los Angeles CA USD COP 5.00%, 10/01/29	4,855	5,388,662
Series 2012B 5.00%, 10/01/28	4,365	4,875,138

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA USD GO Series 2010KRY 5.25%, 7/01/25(b)	$8,000	$9,585,680
Los Angeles CA Wstwtr Sys Series 2013B 5.00%, 6/01/31	5,000	5,686,800
Murrieta Vly CA USD GO AGM Series 2005B 5.125%, 9/01/15 (Pre-refunded/ETM)	1,500	1,599,570
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,688,404
6.00%, 3/01/36	1,125	1,203,379
AMBAC Series 05 5.00%, 3/01/26	1,900	1,935,188
RADIAN Series 04 5.00%, 3/01/24	3,060	3,038,702
Oakland CA USD GO NATL 5.00%, 8/01/22	8,975	9,445,200
Orange Cnty CA COP AMBAC 6.00%, 12/01/14 (Pre-refunded/ETM)	700	811,727
Orange Cnty CA Trnsp Auth 5.00%, 8/15/29	2,360	2,642,232
Palm Springs CA COP Series 1991B Zero Coupon, 4/15/21 (Pre-refunded/ETM)	37,500	32,458,125
Palo Alto CA Univ AVE AD 5.00%, 9/02/25-9/02/30	3,290	3,528,920
Placentia-Yorba Lnda CA USD GO NATL Series 06 5.00%, 10/01/27	4,200	4,416,888
Poway CA USD CFD #6 5.00%, 9/01/26	975	1,046,243
Redding CA Elec Sys COP NATL Series 92A 12.168%, 7/01/22 (Pre-refunded/ETM)(c)	1,050	1,476,510
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	1,985	2,185,210
6.00%, 9/01/30	1,395	1,504,954
Riverside CA CCD GO NATL Series 2007C 5.00%, 8/01/25	1,720	1,935,172

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Riverside Cnty CA Trnsp Comm Sales Tax Series 2013A 5.25%, 6/01/32	$9,165	$10,626,268
Rocklin CA USD CFD #1 NATL Series 04 5.00%, 9/01/25	1,000	1,000,990
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 2000H 5.70%, 3/01/34	2,875	2,877,904
Sacramento Regl Transit Dist CA 5.00%, 3/01/36-3/01/42	4,250	4,467,923
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,760,640
San Bernardino Cnty CA COP Series 2009A 5.25%, 8/01/26	1,635	1,748,158
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) Series 2010A 5.25%, 3/01/25	15,000	16,638,000
San Diego CA USD GO Series 2013C 5.00%, 7/01/32	3,180	3,545,477
San Diego Cnty CA Wtr Auth Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,114,088
AGM Series 2004A 5.00%, 5/01/15 (Pre-refunded/ETM)	3,135	3,285,825
5.00%, 5/01/27	365	378,961
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,200	2,470,424
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	7,791,110
AGM Series 2000A 6.125%, 1/01/27	1,480	1,485,550
San Francisco City/Cnty CA Pub Util Wtr Series 2009B 5.00%, 11/01/27	4,705	5,427,359
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/29	1,310	1,347,322

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	$20,000	$18,317,400
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	17,704,600
Zero Coupon, 1/01/23 (Pre-refunded/ETM)(d)	25,000	20,283,500
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NATL Series 1997A Zero Coupon, 1/15/36	22,415	5,787,329
San Jose CA Hotel Tax 6.125%, 5/01/31	5,000	5,724,150
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	6,097,950
Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	1,810	1,981,660
South Gate CA Pub Fin Auth (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,794,870
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,700,192
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) Series 2014A 5.00%, 7/01/33-7/01/34	8,200	9,267,824
Southwestern CA CCD GO NATL Series 05 5.00%, 8/01/24	1,000	1,069,640
Stockton CA Pub Fin Auth (Stockton CA Redev Projs) RADIAN Series 2006A 5.00%, 9/01/17	2,285	2,178,610
Tejon Ranch CA Pub Fac Fin CFD #1 5.25%, 9/01/26-9/01/28	2,375	2,470,221
5.50%, 9/01/30-9/01/33	2,135	2,177,378
Torrance CA COP (Torrance CA Cop Pub Impt) AMBAC Series 2005B 5.00%, 6/01/24	3,365	3,376,912
Turlock CA IRR Dist 5.50%, 1/01/41	8,705	9,402,793

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of California Series 2007K 5.00%, 5/15/21	$4,550	$4,802,934
Series 2013A 5.00%, 5/15/32	9,000	10,148,580
Series 2014A 5.25%, 5/15/32	5,000	5,845,200
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,735,308

		559,218,661

Arizona – 0.2%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	1,250	1,157,575

Nevada – 0.5%
Henderson NV LID # T-14 AGM Series 2007A 5.00%, 3/01/22	2,355	2,527,480

Puerto Rico – 0.6%
Puerto Rico GO Series 2006A 5.25%, 7/01/23	3,000	2,273,820
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	472,570
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	302,410
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	175	211,906

		3,260,706

Texas – 0.9%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	3,050	3,539,068
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,525	1,742,358

		5,281,426

Total Investments – 100.6% (cost $520,969,456)		571,445,848
Other assets less liabilities – (0.6)%		(3,193,041)

Net Assets – 100.0%		$568,252,807

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$6,500	1/25/26	SIFMA*	4.108%	$1,145,724
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA*	4.129%	286,710
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.090%	SIFMA*	(2,534,303)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%	SIFMA*	(3,226,615)

					$(4,328,484)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the market value of this security amounted to $11,612,832 or 2.0% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Variable rate coupon, rate shown as of April 30, 2014.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $8,918,249.

As of April 30, 2014, the Fund held 18.7% of net assets in insured bonds (of this amount 6.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AD	– Assessment District
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
LID	– Local Improvement District
MFHR	– Multi-Family Housing Revenue
NATL	– National Interstate Corporation
RADIAN	– Radian Asset Assurance Inc.
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.6%
Long-Term Municipal Bonds – 99.6%
New York – 93.0%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/25-12/15/26	$4,540	$4,947,190
Albany NY IDA (St. Peter’s Hosp) Series 2008A 5.75%, 11/15/22	795	864,324
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/32	1,000	1,063,040
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,473,183
East Rochester NY Hsg Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,811,171
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22	5,000	5,816,900
Series 2011C 5.00%, 12/01/28	7,260	8,205,397
Glen Cove NY IDA Series 1992B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	10,903,588
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/28	650	710,788
Long Island Pwr Auth NY Series 2012B 5.00%, 9/01/27	2,500	2,757,200
NATL Series 2006A 5.00%, 6/01/16 (Pre-refunded/ETM)	4,300	4,710,607
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/29	4,300	4,708,672
Series 2012F 5.00%, 11/15/27	7,070	7,923,490
Series 2014B 5.00%, 11/15/44	12,000	12,778,920
NATL Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	6,890	7,691,858

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2006B 5.00%, 11/15/16 (Pre-refunded/ETM)	$5,000	$5,581,900
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,130,588
Monroe Cnty NY IDC (Rochester General Hospital) Series 2013A 5.00%, 12/01/42	6,610	6,861,775
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27(a)	2,120	1,082,726
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hosp) 5.00%, 7/01/31-7/01/37	4,195	4,343,784
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/32-7/01/42	5,435	5,622,236
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,506,400
New York NY GO Series 2004G 5.00%, 12/01/23	1,705	1,749,483
Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	50	50,577
5.00%, 8/01/21	11,350	11,477,460
Series 2005J 5.00%, 3/01/24	1,830	1,897,326
Series 2007C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,425	3,820,450
5.00%, 1/01/21	1,575	1,737,918
AGM Series 2004E 5.00%, 11/01/21	2,790	2,852,747
XLCA Series 2004I 5.00%, 8/01/18	10,000	10,110,400
New York NY HDC MFHR (New York NY HDC) Series 2002A 5.50%, 11/01/34	10	10,034
New York NY Mun Wtr Fin Auth 5.00%, 6/15/46	10,715	11,509,089
Series 2009FF 5.00%, 6/15/27	15,110	17,254,260

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY TFA Bldg Aid NATL Series 2006S-1 5.00%, 7/15/21	$7,000	$7,685,440
New York NY Trnsl Fin Auth 5.00%, 2/01/37	5,000	5,492,850
Series 2013A 5.25%, 7/01/30	2,000	2,283,840
Series 2013I 5.00%, 5/01/32-5/01/33	12,500	13,896,675
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,410,493
New York St Dormitory Auth 5.75%, 7/01/18 (Pre-refunded/ETM)	5,165	6,161,122
New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	1,850	2,010,580
New York St Dormitory Auth (Cornell Univ) Series 2008B 5.00%, 7/01/27	4,925	5,680,987
Series 2008C 5.00%, 7/01/29	2,000	2,265,260
Series 2009A 5.00%, 7/01/25	2,465	2,841,159
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	1,245	1,249,358
New York St Dormitory Auth (Leake and Watts Svcs) NATL Series 04 5.00%, 7/01/22-7/01/23	3,275	3,288,185
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,484,047
New York St Dormitory Auth (Montefiore Medical Center) NATL Series 04 5.00%, 8/01/23	1,860	1,905,105
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,513,164

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease SUNY) Series 2012A 5.00%, 5/15/27	$2,700	$3,049,812
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/27	2,350	2,647,016
Series 2012A 5.00%, 12/15/30(b)	7,980	9,002,158
New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	4,220	4,695,552
NATL Series 2004A 5.00%, 7/01/24	2,240	2,255,523
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,503,870
New York St Dormitory Auth (NYU Hosp Center) Series 2007A 5.00%, 7/01/22	1,200	1,287,420
Series 2007B 5.25%, 7/01/24	610	655,006
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	976,820
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/38	6,335	7,057,027
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	976,730
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	13,615,106
Series 2011A 5.00%, 7/01/28	6,690	7,563,982
New York St Dormitory Auth (Teachers College at Columbia Univ) 5.00%, 7/01/34	2,535	2,752,047
Series 2012A 5.00%, 7/01/31	1,200	1,317,768

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 2006A 5.00%, 8/01/17	$9,510	$10,378,834
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) Series 2010A 5.00%, 6/15/29	2,000	2,287,780
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,225	2,411,989
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(c)	792	8
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 2001A 5.30%, 10/01/31	7,800	7,800,000
New York St Pwr Auth NATL Series 2007C 5.00%, 11/15/19-11/15/21	3,680	4,179,152
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/26-3/15/27	11,000	12,589,200
Series 2010A 5.00%, 3/15/28	5,000	5,775,300
New York State Thruway Auth AMBAC 2005B 5.00%, 10/01/15 (Pre-refunded/ETM)	995	1,061,705
NATL 2005B 5.00%, 10/01/15 (Pre-refunded/ETM)	1,695	1,809,887
New York State Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC 2005B 5.00%, 4/01/21	6,505	6,920,149
NATL 2005B 5.00%, 4/01/17	11,055	11,776,670
Newburgh NY GO Series 2012A 5.25%, 6/15/28	1,065	1,117,249
5.50%, 6/15/32	1,320	1,370,622
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NATL 5.625%, 4/01/29	2,500	2,500,825

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Onondaga Cnty NY CDC (St Joseph Health Sys) 5.125%, 7/01/31	$1,250	$1,244,263
Onondaga Cnty NY IDA (Bristol- Myers Squibb) 5.75%, 3/01/24	4,000	4,857,440
Onondaga Cnty NY Trst for Cultural Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,367,226
Orange Cnty NY Funding Corp. (Mount St. Mary College) Series 2012A 5.00%, 7/01/37	1,320	1,357,303
Port Authority of NY & NJ 5.00%, 7/15/31	13,000	14,451,450
Series 20131 5.00%, 12/01/31	5,000	5,494,400
Port Authority of NY & NJ (JFK International Air Terminal LLC) NATL Series 97-6 5.75%, 12/01/22	6,820	6,956,809
Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute.) Series 2006 5.00%, 3/01/26	7,505	7,715,065
Sachem NY CSD GO NATL 5.00%, 10/15/21-10/15/22	5,415	5,895,999
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	952,362
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	5,990	6,238,106
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,550,366
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,174,541
Triborough Brdg & Tunl Auth NY Series 2006A 5.00%, 11/15/16 (Pre-refunded/ETM)	6,715	7,496,492
Series 2008D 5.00%, 11/15/26	10,000	11,041,300
Series 2011A 5.00%, 1/01/28	5,000	5,675,600

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013C 5.00%, 11/15/32	$5,000	$5,580,300
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010A 5.00%, 9/01/30	3,000	3,195,270
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 6.00%, 9/15/27	1,175	1,002,992
Utility Debt Securitization Auth NY Series 2013T 5.00%, 12/15/31	10,000	11,514,600
Westchester Cnty Hlth Care Corp. NY Series 2010B 6.00%, 11/01/30	1,000	1,127,300
Westchester Cnty NY Local Dev Corp. (Kendal on Hudson) 5.00%, 1/01/34	1,800	1,859,922
Yonkers NY IDA (Malotz Skilled Nursing Fac) NATL Series 99 5.65%, 2/01/39	695	715,593

		491,933,652

Arizona – 0.3%
Dove Mountain Resort CFD AZ 6.75%, 12/01/16	880	814,933
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,000,420

		1,815,353

Florida – 1.5%
Crossings at Fleming Is CDD FL Series 2000C 7.05%, 5/01/15	160	160,005
7.10%, 5/01/30(a)	5,480	4,799,713
Hammock Bay CDD FL Series 2004A 6.15%, 5/01/24	570	573,374
Marshall Creek CDD FL 6.625%, 5/01/32(a)(d)	860	791,200
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,815	1,819,737

		8,144,029

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 2005B 5.60%, 1/01/30	$500	$521,420

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	500	517,990

Illinois – 0.2%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 2005A 5.95%, 3/01/28	1,200	1,212,888

North Carolina – 0.2%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series 2005A 6.125%, 10/01/35	1,000	999,550

Ohio – 0.2%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 2004A 7.125%, 8/01/25(a)	1,200	908,040

Puerto Rico – 2.8%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/22	2,085	1,353,207
Series 2008W 5.375%, 7/01/23	405	262,282
Series 2008WW 5.375%, 7/01/24	5,225	3,317,614
Puerto Rico GO Series 2006A 5.25%, 7/01/23	1,600	1,212,704
Puerto Rico Govt Dev Bank Series 2006B 5.00%, 12/01/15	500	472,570
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,797,046
5.125%, 12/01/27	1,495	1,532,554
Puerto Rico Ind Med & Envrn Poll Ctl Fac (ANA G Mendez University Sys) 5.125%, 4/01/32	1,000	861,380

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Mun Fin Agy Series 2005A 5.25%, 8/01/23	$935	$699,688
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/19 (Pre-refunded/ETM)	125	151,361
Univ of Puerto Rico Series 2006Q 5.00%, 6/01/20-6/01/22	4,480	3,023,924

		14,684,330

Texas – 1.2%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	2,700	3,132,945
7.50%, 6/30/32	1,225	1,473,001
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,542,416

		6,148,362

Total Investments – 99.6% (cost $508,792,202)		526,885,614
Other assets less liabilities – 0.4%		2,037,469

Net Assets – 100.0%		$528,923,083

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$2,200	1/25/26	SIFMA*	4.108%	$410,376

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Illiquid security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Security is in default and is non-income producing.

(d)	Fair valued by the Adviser.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

As of April 30, 2014, the Fund held 20.0% of net assets in insured bonds (of this amount 19.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDC – Community Development Corporation

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

IDC – Industrial Development Corporation

MFHR – Multi-Family Housing Revenue

NATL – National Interstate Corporation

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

TFA – Transitional Finance Authority

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

	National		High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $881,851,722 and $1,642,943,000, respectively)(a)	$918,016,662		$1,665,631,744
Affiliated issuers (cost $$6,889,738 and $30,660,368, respectively)	6,889,738		30,660,368
Cash	13,144		11,020
Interest and dividends receivable	15,414,534		30,888,875
Receivable for capital stock sold	2,025,658		14,855,920
Receivable for investment securities sold	820,000		– 0	–
Unrealized appreciation on interest rate swaps	582,668		1,181,240

Total assets	943,762,404		1,743,229,167

Liabilities
Payable for investment securities purchased	6,306,980		10,265,718
Payable for floating rate notes issued(b)	5,700,000		166,295,000
Payable for capital stock redeemed	1,208,814		2,045,028
Dividends payable	1,092,465		2,694,161
Advisory fee payable	299,973		528,093
Distribution fee payable	264,307		331,800
Transfer Agent fee payable	35,388		27,965
Administrative fee payable	14,115		13,632
Collateral received from broker	– 0	–	5,708,943
Unrealized depreciation on interest rate swaps	– 0	–	1,127,170
Accrued expenses and other liabilities	129,076		391,087

Total liabilities	15,051,118		189,428,597

Net Assets	$928,711,286		$1,553,800,570

Composition of Net Assets
Capital stock, at par	$91,788		$143,709
Additional paid-in capital	914,247,930		1,548,311,623
Undistributed/(distributions in excess of) net investment income	(544,411)		787,160
Accumulated net realized loss on investment transactions	(21,831,629)		(18,184,736)
Net unrealized appreciation on investments	36,747,608		22,742,814

	$928,711,286		$1,553,800,570

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$627,410,891	62,000,396	$10.12	*

Class B	$2,293,330	226,943	$10.11

Class C	$132,169,868	13,074,735	$10.11

Advisor Class	$166,837,197	16,486,071	$10.12

High Income Municipal Portfolio

Class A	$630,994,609	58,340,910	$10.82	*

Class C	$225,143,160	20,826,257	$10.81

Advisor Class	$697,662,801	64,541,649	$10.81

(a)	Includes investment of cash collateral of $5,708,943 received from broker for OTC derivatives outstanding at April 30, 2014 for the High Income Municipal Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of National Portfolio and High Income Portfolio were $10.43 and $11.15, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

Statement of Assets & Liabilities

	California		New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $520,969,456 and $508,792,202, respectively)	$571,445,848		$526,885,614
Cash	168,833		– 0	–
Interest receivable	6,582,528		7,874,412
Unrealized appreciation on interest rate swaps	1,432,434		410,376
Receivable for capital stock sold	854,029		1,462,013
Receivable for investment securities sold	40,000		180,000

Total assets	580,523,672		536,812,415

Liabilities
Due to custodian	– 0	–	646,210
Unrealized depreciation on interest rate swaps	5,760,918		– 0	–
Payable for floating rate notes issued(a)	4,445,000		5,940,000
Dividends payable	835,847		657,367
Payable for capital stock redeemed	750,090		204,497
Advisory fee payable	184,865		162,317
Distribution fee payable	178,972		170,816
Administrative fee payable	13,931		14,115
Transfer Agent fee payable	13,869		17,442
Accrued expenses	87,373		76,568

Total liabilities	12,270,865		7,889,332

Net Assets	$568,252,807		$528,923,083

Composition of Net Assets
Capital stock, at par	$51,111		$53,690
Additional paid-in capital	529,083,101		521,766,919
Undistributed/(distributions in excess of) net investment income	497,581		(249,301)
Accumulated net realized loss on investment transactions	(7,526,894)		(11,152,013)
Net unrealized appreciation on investments	46,147,908		18,503,788

	$568,252,807		$528,923,083

See notes to financial statements.

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$446,833,473	40,188,732	$11.12	*

Class B	$782,717	70,408	$11.12

Class C	$83,135,474	7,479,139	$11.12

Advisor Class	$37,501,143	3,372,771	$11.12

New York Portfolio

Class A	$434,948,021	44,147,123	$9.85	*

Class B	$3,852,516	391,526	$9.84

Class C	$74,350,715	7,551,355	$9.85

Advisor Class	$15,771,831	1,600,402	$9.85

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio were $11.46 and $10.15, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

	National	High Income Municipal
Investment Income
Interest	$21,099,826	$39,719,710
Dividends – Affiliated issuers	1,562	10,895

Total income	21,101,388	39,730,605

Expenses
Advisory fee (see Note B)	2,068,924	3,160,878
Distribution fee – Class A	932,348	851,882
Distribution fee – Class B	12,533	– 0	–
Distribution fee – Class C	672,315	1,016,018
Transfer agency – Class A	160,709	105,502
Transfer agency – Class B	779	– 0	–
Transfer agency – Class C	35,737	37,970
Transfer agency – Advisor Class	41,503	88,823
Custodian	97,309	109,896
Registration fees	46,599	86,445
Printing	30,426	24,201
Administrative	26,991	25,531
Audit	22,068	22,068
Legal	15,173	15,173
Directors’ fees	7,303	7,303
Miscellaneous	12,873	14,470

Total expenses before interest expense	4,183,590	5,566,160
Interest expense	27,865	621,734

Total expenses	4,211,455	6,187,894
Less: expenses waived and reimbursed by the Adviser (see Note B)	(267,589)	(537,382)

Net expenses	3,943,866	5,650,512

Net investment income	17,157,522	34,080,093

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(7,427,218)	(5,672,927)
Swaps	192,410	(128,933)
Net change in unrealized appreciation/depreciation of:
Investments	25,840,960	71,046,131
Swaps	(179,297)	(43,780)

Net gain on investment transactions	18,426,855	65,200,491

Net Increase in Net Assets from Operations	$35,584,377	$99,280,584

See notes to financial statements.

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	California	New York
Investment Income
Interest	$13,099,955	$11,660,160
Dividends – Affiliated issuers	1,285	270

Total income	13,101,240	11,660,430

Expenses
Advisory fee (see Note B)	1,263,975	1,199,734
Distribution fee – Class A	666,167	656,484
Distribution fee – Class B	4,257	23,538
Distribution fee – Class C	415,194	377,136
Transfer agency – Class A	78,307	109,777
Transfer agency – Class B	180	1,345
Transfer agency – Class C	15,187	19,264
Transfer agency – Advisor Class	5,947	3,873
Custodian	76,388	75,847
Administrative	26,032	26,991
Audit	22,068	21,468
Printing	17,732	18,261
Legal	15,173	15,173
Registration fees	12,719	11,728
Directors’ fees	7,303	7,303
Miscellaneous	8,855	8,793

Total expenses before interest expense	2,635,484	2,576,715
Interest expense	22,847	10,632

Total expenses	2,658,331	2,587,347
Less: expenses waived and reimbursed by the Adviser (see Note B)	(145,448)	(186,520)

Net expenses	2,512,883	2,400,827

Net investment income	10,588,357	9,259,603

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(2,296,255)	(1,066,989)
Swaps	(2,482,557)	22,767
Net change in unrealized appreciation/depreciation of:
Investments	16,997,238	9,097,434
Swaps	1,684,385	34,048

Net gain on investment transactions	13,902,811	8,087,260

Net Increase in Net Assets from Operations	$24,491,168	$17,346,863

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

National
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,157,522	$37,477,106
Net realized loss on investment transactions	(7,234,808)	(14,091,357)
Net change in unrealized appreciation/depreciation of investments	25,661,663	(63,203,217)

Net increase (decrease) in net assets from operations	35,584,377	(39,817,468)
Dividends to Shareholders from
Net investment income
Class A	(11,847,732)	(25,736,465)
Class B	(39,089)	(121,066)
Class C	(2,097,635)	(4,651,132)
Advisor Class	(3,299,365)	(7,222,197)
Capital Stock Transactions
Net decrease	(52,472,613)	(77,781,548)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	16,997

Total decrease	(34,172,057)	(155,312,879)
Net Assets
Beginning of period	962,883,343	1,118,196,222

End of period (including distributions in excess of net investment income of ($544,411) and ($418,112), respectively)	$928,711,286	$962,883,343

See notes to financial statements.

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	High Income Municipal
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,080,093	$64,726,653
Net realized loss on investment transactions	(5,801,860)	(5,798,591)
Net change in unrealized appreciation/depreciation of investments	71,002,351	(151,811,304)

Net increase (decrease) in net assets from operations	99,280,584	(92,883,242)
Dividends to Shareholders from
Net investment income
Class A	(15,312,278)	(31,708,917)
Class C	(4,776,772)	(9,723,268)
Advisor Class	(13,982,433)	(23,981,422)
Capital Stock Transactions
Net increase	266,896,961	118,176,111

Total increase (decrease)	332,106,062	(40,120,738)
Net Assets
Beginning of period	1,221,694,508	1,261,815,246

End of period (including undistributed net investment income of $787,160 and $778,550, respectively)	$1,553,800,570	$1,221,694,508

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

Statement of Changes in Net Assets

	California
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,588,357		$23,328,798
Net realized loss on investment transactions	(4,778,812)		(3,700,593)
Net change in unrealized appreciation/depreciation of investments	18,681,623		(35,755,246)

Net increase (decrease) in net assets from operations	24,491,168		(16,127,041)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(8,091,095)		(17,718,045)
Class B	(12,528)		(39,229)
Class C	(1,222,984)		(2,821,519)
Advisor Class	(663,916)		(1,440,486)
Net realized gain on investment transactions
Class A	– 0	–	(1,280,780)
Class B	– 0	–	(4,103)
Class C	– 0	–	(261,726)
Advisor Class	– 0	–	(85,857)
Tax return of capital
Class A	– 0	–	(141,626)
Class B	– 0	–	(314)
Class C	– 0	–	(22,557)
Advisor Class	– 0	–	(11,513)
Capital Stock Transactions
Net decrease	(33,591,290)		(52,900,856)

Total decrease	(19,090,645)		(92,855,652)
Net Assets
Beginning of period	587,343,452		680,199,104

End of period (including undistributed net investment income of $497,581 and distributions in excess of net investment income of ($100,253), respectively)	$568,252,807		$587,343,452

See notes to financial statements.

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,259,603		$21,719,015
Net realized loss on investment transactions	(1,044,222)		(9,900,520)
Net change in unrealized appreciation/depreciation of investments	9,131,482		(41,910,341)

Net increase (decrease) in net assets from operations	17,346,863		(30,091,846)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,847,744)		(18,119,416)
Class B	(68,139)		(202,855)
Class C	(1,089,513)		(2,596,232)
Advisor Class	(299,050)		(795,358)
Net realized gain on investment transactions
Class A	– 0	–	(952,920)
Class B	– 0	–	(15,683)
Class C	– 0	–	(175,207)
Advisor Class	– 0	–	(40,970)
Tax return of capital
Class A	– 0	–	(171,139)
Class B	– 0	–	(1,916)
Class C	– 0	–	(24,524)
Advisor Class	– 0	–	(7,512)
Capital Stock Transactions
Net decrease	(45,498,861)		(100,005,084)

Total decrease	(37,456,444)		(153,200,662)
Net Assets
Beginning of period	566,379,527		719,580,189

End of period (including distributions in excess of net investment income of ($249,301) and ($204,458), respectively)	$528,923,083		$566,379,527

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2014 (unaudited)

	High Income Municipal*

Net increase in net assets from operations		$99,280,584
Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Increase in interest and dividends receivable	$(5,177,448)
Net accretion of bond discount and amortization of bond premium	1,357,918
Decrease in payable for investment securities purchased	(682,640)
Purchases of long-term investments	(550,897,301)
Purchases of short-term investments	(228,007,499)
Proceeds from disposition of long-term investments	281,191,668
Proceeds from disposition of short-term investments	230,201,671
Decrease in receivable for investment securities sold	20,355,087
Payments for swap contracts, net	(303,836)
Increase in cash collateral received from broker	1,443,000
Increase in accrued expenses	195,311
Net realized loss on investment transactions	5,801,860
Net change in unrealized appreciation/depreciation of investments	(71,002,351)

Total adjustments		(315,524,560)

Net decrease in cash from operating activities		$(216,243,976)

Financing Activities:
Subscriptions of capital stock, net	234,189,139
Cash dividends paid (net of dividend reinvestments)	(13,056,407)
Decrease in payable for floating rate notes issued	(5,000,000)

Net increase in cash from financing activities		216,132,732

Net decrease in cash		(111,244)
Cash at beginning of period		122,264

Cash at end of period		$11,020

Supplemental disclosure of cash flow information:
Interest expense paid during the period		621,734

Noncash financing activities not included herein consist of reinvestment of dividends of $19,602,693.

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Level 3 securities throughout the period.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of April 30, 2014:

National Portfolio

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$856,266,718		$61,749,944		$918,016,662
Short-Term Investments		6,889,738		– 0	–	– 0	–	6,889,738

Total Investments in Securities		6,889,738		856,266,718		61,749,944		924,906,400
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	582,668		– 0	–	582,668
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^		$6,889,738		$856,849,386		$61,749,944		$925,489,068

High Income Municipal Portfolio

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,272,882,415		$387,713,093		$1,660,595,508
Options Purchased – Puts		– 0	–	5,036,236		– 0	–	5,036,236
Short-Term Investments		30,660,368		– 0	–	– 0	–	30,660,368

Total Investments in Securities		30,660,368		1,277,918,651		387,713,093		1,696,292,112
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	1,181,240		– 0	–	1,181,240
Liabilities:
Interest Rate Swaps		– 0	–	(1,127,170)		– 0	–	(1,127,170)

Total^		$30,660,368		$1,277,972,721		$387,713,093		$1,696,346,182

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$543,033,583		$28,412,265		$571,445,848
Total Investments in Securities		– 0	–	543,033,583		28,412,265		571,445,848

Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	1,432,434		– 0	–	1,432,434
Liabilities:
Interest Rate Swaps		– 0	–	(5,760,918)		– 0	–	(5,760,918)

Total^	$	– 0	–	$538,705,099		$28,412,265		$567,117,364

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$504,115,596		$22,770,018		$526,885,614

Total Investments in Securities		– 0	–	504,115,596		22,770,018		526,885,614
Other Financial Instruments*:
Assets:
Interest Rate Swaps		– 0	–	410,376		– 0	–	410,376
Liabilities		–0	–	– 0	–	– 0	–	– 0	–

Total^	$	– 0	–	$504,525,972		$22,770,018		$527,295,990

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

National Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$67,036,919		$67,036,919
Accrued discounts/(premiums)	44,492		44,492
Realized gain (loss)	(7,137,295)		(7,137,295)
Change in unrealized appreciation/depreciation	2,522,918		2,522,918
Purchases	1,715,000		1,715,000
Sales	(2,432,090)		(2,432,090)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$61,749,944		$61,749,944

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$247,757		$247,757

High Income Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$317,074,743		$317,074,743
Accrued discounts/(premiums)	50,999		50,999
Realized gain (loss)	(193,074)		(193,074)
Change in unrealized appreciation/depreciation	16,620,571		16,620,571
Purchases	62,540,329		62,540,329
Sales	(8,380,475)		(8,380,475)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$387,713,093		$387,713,093

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$16,361,697		$16,361,697

California Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$28,093,261		$28,093,261
Accrued discounts/(premiums)	17,439		17,439
Realized gain (loss)	1,399		1,399
Change in unrealized appreciation/depreciation	310,166		310,166
Purchases	– 0	–	– 0	–
Sales	(10,000)		(10,000)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$28,412,265		$28,412,265

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/14*	$310,166		$310,166

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

New York Portfolio	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$19,997,534		$19,997,534
Accrued discounts/(premiums)	5,377		5,377
Realized gain (loss)	2,412		2,412
Change in unrealized appreciation/depreciation	612,000		612,000
Purchases	3,668,195		3,668,195
Sales	(1,515,500)		(1,515,500)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/14	$22,770,018		$22,770,018

Net change in unrealized appreciation/depreciationfrom Investments held as of 4/30/14*	$612,131		$612,131

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at April 30, 2014:

National Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$59,620,144	Third Party Vendor	Evaluated Quotes	$0.00-$118.14/ $97.05

	$2,129,800	Terms of Recovery Value	Recovery Rate*	95.7%/N/A

*	Significant increases (decreases) in the recovery rate would increase (decrease) the fair value measurement.

High Income Municipal Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$387,713,093	Third Party Vendor	Evaluated Quotes	$51.05-$116.29/ $99.72

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Notes to Financial Statements

California Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$28,412,265	Third Party Vendor	Evaluated Quotes	$92.61-$105.51/ $100.63

New York Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$21,978,818	Third Party Vendor	Evaluated Quotes	$0.00-$111.55/ $95.24
	$791,200	Terms of Recovery Value	Recovery Rate*	95.7%/N/A

*	Significant increases (decreases) in the recovery rate would increase (decrease) the fair value measurement.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Notes to Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses (excluding interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) on an annual basis (the “Expense Caps”) as follows:

	Effective February 1, 2013(a)
Portfolio	Class A	Class B	Class C	Advisor Class
National	.80%	1.50%	1.50%	.50%
California	.80%	1.50%	1.50%	.50%
New York	.80%	1.50%	1.50%	.50%

	Effective January 26, 2010(b)
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

This contractual agreement extends through January 31, 2015 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)	Prior to February 1, 2013, the Expense Caps were .75%, 1.45%, 1.45% and .45% for Class A, Class B, Class C and Advisor Class, respecttively.

(b)	Commenced operations on January 26, 2010.

For the six months ended April 30, 2014, such reimbursements amounted to $267,589, $537,382, $145,448 and $186,520 for National, High Income Municipal, California and New York Portfolios, respectively.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the six months ended April 30, 2014, the reimbursement for such services amounted to $26,991, $25,531 $26,032 and $26,991 for National, High Income Municipal, California and New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $81,197; High Income Municipal Portfolio, $55,540; California Portfolio, $37,319 and New York Portfolio, $44,723 for the six months ended April 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended April 30, 2014 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B		Class C
National	$ – 0	–	$11,275	$165		$9,471
High Income Municipal	601		58,073	NA		41,430
California	– 0	–	6,625	– 0	–	1,687
New York	195		59,032	109		2,443

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Portfolio	Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)		Dividend Income (000)
National	$15,371	$67,616	$76,097	$6,890		$2
High Income Municipal	32,855	228,007	230,202	30,660		11
California	5,982	45,714	51,696	– 0	–	1
New York	1,330	32,467	33,797	– 0	–	– 0	–*

*	Amount is less than $500.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,396,843	$6,081,339
High Income Municipal	NA	1,432,605
California	6,825,093	6,919,755
New York	5,990,753	3,901,257

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the six months ended April 30, 2014, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$64,553,947	$	– 0	–	$113,884,996	$	– 0	–
High Income Municipal	375,603,683		– 0	–	105,893,709		– 0	–
California	47,949,187		– 0	–	84,120,791		– 0	–
New York	92,749,348		– 0	–	130,001,619		– 0	–

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
National	$49,137,590	$(12,972,650)	$36,164,940
High Income Municipal	63,361,182	(40,672,438)	22,688,744
California	53,642,754	(3,166,362)	50,476,392
New York	27,764,523	(9,671,111)	18,093,412

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Portfolios may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolio may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

For the six months ended April 30, 2014, the Portfolios had no transactions in written options.

During the six months ended April 30, 2014, the High Income Municipal Portfolio held purchased options for hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps.

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Notes to Financial Statements

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2014, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

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Notes to Financial Statements

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014, National, High Income Municipal and New York Portfolios did not have OTC derivatives with contingent features in net liability positions. As of April 30, 2014, the California Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $5,474,208. The fair value of assets pledged as collateral by the Portfolio for such derivatives was $8,918,249. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Portfolio.

At April 30, 2014, the Portfolios had entered into the following derivatives:

National Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$582,668

Total		$582,668

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$192,410	$(179,297)

Total		$192,410	$(179,297)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	101

Notes to Financial Statements

High Income Municipal Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$5,036,236

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,181,240	Unrealized depreciation on interest rate swaps	$1,127,170

Total		$6,217,476		$1,127,170

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(3,927,764)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(128,933)		(43,780)

Total			$(128,933)		$(3,971,544)

California Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,432,434	Unrealized depreciation on interest rate swaps	$5,760,918

Total		$1,432,434		$5,760,918

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,482,557)	$1,684,385

Total		$(2,482,557)	$1,684,385

New York Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$410,376

Total		$410,376

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$22,767	$34,048

Total		$22,767	$34,048

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended April 30, 2014:

National Portfolio
Interest Rate Swaps:
Average notional amount	$6,300,000

High Income Municipal Portfolio
Purchased Options:
Average monthly cost	$8,919,771

Interest Rate Swaps:
Average notional amount	$29,000,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

California Portfolio
Interest Rate Swaps:
Average notional amount	$47,842,857

New York Portfolio
Interest Rate Swaps:
Average notional amount	$2,200,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of April 30, 2014:

National Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received			Net Amount of Derivatives Assets
Merrill Lynch Capital Services, Inc.	$582,668	$	– 0	–	$	– 0	–	$	– 0	–	$582,668

High Income Municipal Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received		Securities Collateral Received			Net Amount of Derivatives Assets
Barclays Bank PLC	$2,233,976	$	– 0	–	$(2,233,976	)*	$	– 0	–	$	– 0	–
Deutsche Bank AG	455,306		– 0	–	(455,306	)*		– 0	–		– 0	–
JPMorgan Chase Bank, NA	3,060,423		(1,127,170)		(1,933,253	)*		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	467,771		– 0	–	(467,771	)*		– 0	–		– 0	–

Total	$6,217,476		$(1,127,170)		$(5,090,306)		$	– 0	–	$	– 0	–

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
JPMorgan Chase Bank, NA	$1,127,170	$(1,127,170)	$	– 0	–	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

California Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received		Net Amount of Derivatives Assets
Citibank, NA	$1,145,724	$	– 0	–	$	– 0	–	$(1,145,724	)*	$	– 0	–
Merrill Lynch Capital Services, Inc.	286,710		(286,710)			– 0	–	– 0	–		– 0	–

Total	$1,432,434		$(286,710)		$	– 0	–	$(1,145,724)		$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Merrill Lynch Capital Services, Inc.	$5,760,918	$(286,710)	$	– 0	–	$(5,474,208	)*	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

New York Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Cash Collateral Received			Securities Collateral Received		Net Amount of Derivatives Assets
Citibank, NA	$410,376	$	– 0	–	$	– 0	–	$(410,376	)*	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	5,763,124	14,738,550	$57,166,500	$154,664,850

Shares issued in reinvestment of dividends	667,990	1,427,938	6,651,839	14,714,891

Shares converted from Class B	59,459	117,064	589,659	1,217,640

Shares redeemed	(10,017,864)	(21,828,337)	(99,143,326)	(223,654,762)

Net decrease	(3,527,291)	(5,544,785)	$(34,735,328)	$(53,057,381)

Class B
Shares sold	8,082	31,291	$80,534	$329,739

Shares issued in reinvestment of dividends	2,250	6,558	22,356	67,737

Shares converted to Class A	(59,536)	(117,221)	(589,659)	(1,217,640)

Shares redeemed	(39,608)	(111,384)	(392,462)	(1,137,245)

Net decrease	(88,812)	(190,756)	$(879,231)	$(1,957,409)

Class C
Shares sold	547,401	2,328,761	$5,417,389	$24,323,797

Shares issued in reinvestment of dividends	129,491	278,724	1,287,867	2,868,191

Shares redeemed	(2,179,080)	(4,275,375)	(21,540,805)	(43,407,164)

Net decrease	(1,502,188)	(1,667,890)	$(14,835,549)	$(16,215,176)

Advisor Class
Shares sold	6,143,647	9,021,101	$60,854,290	$94,096,522

Shares issued in reinvestment of dividends	228,168	493,760	2,272,442	5,089,961

Shares redeemed	(6,608,189)	(10,345,853)	(65,149,237)	(105,738,065)

Net decrease	(236,374)	(830,992)	$(2,022,505)	$(6,551,582)

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	High Income Municipal Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	15,269,001	35,957,029	$159,704,436	$403,768,599

Shares issued in reinvestment of dividends	838,874	1,602,631	8,771,122	17,657,754

Shares redeemed	(15,446,296)	(33,332,782)	(158,728,230)	(366,084,101)

Net increase	661,579	4,226,878	$9,747,328	$55,342,252

Class C
Shares sold	4,002,417	8,554,585	$41,904,330	$96,689,349

Shares issued in reinvestment of dividends	259,754	516,650	2,715,954	5,677,744

Shares redeemed	(3,796,046)	(7,224,545)	(39,014,019)	(77,935,432)

Net increase	466,125	1,846,690	$5,606,265	$24,431,661

Advisor Class
Shares sold	34,227,563	34,684,900	$357,819,632	$389,689,339

Shares issued in reinvestment of dividends	773,770	1,268,326	8,115,617	13,969,476

Shares redeemed	(11,137,301)	(33,229,784)	(114,391,881)	(365,256,617)

Net increase	23,864,032	2,723,442	$251,543,368	$38,402,198

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	779,629	4,572,068	$8,447,835	$51,990,557

Shares issued in reinvestment of dividends and distributions	339,798	835,570	3,707,045	9,393,683

Shares converted from Class B	18,114	41,724	196,866	471,131

Shares redeemed	(3,624,638)	(9,103,936)	(39,293,043)	(101,530,861)

Net decrease	(2,487,097)	(3,654,574)	$(26,941,297)	$(39,675,490)

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Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class B
Shares sold	385	972	$4,200	$10,920

Shares issued in reinvestment of dividends and distributions	889	2,973	9,694	33,550

Shares converted to Class A	(18,122)	(41,735)	(196,866)	(471,131)

Shares redeemed	(6,623)	(25,115)	(71,707)	(277,243)

Net decrease	(23,471)	(62,905)	$(254,679)	$(703,904)

Class C
Shares sold	160,400	534,408	$1,737,286	$6,097,466

Shares issued in reinvestment of dividends and distributions	60,128	153,890	655,671	1,730,989

Shares redeemed	(790,493)	(2,013,722)	(8,574,514)	(22,249,424)

Net decrease	(569,965)	(1,325,424)	$(6,181,557)	$(14,420,969)

Advisor Class
Shares sold	1,159,364	1,982,212	$12,645,698	$22,284,216

Shares issued in reinvestment of dividends and distributions	35,181	82,997	384,131	929,512

Shares redeemed	(1,224,082)	(1,922,951)	(13,243,586)	(21,314,221)

Net increase (decrease)	(29,537)	142,258	$(213,757)	$1,899,507

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	2,249,588	13,224,668	$21,810,371	$134,404,340

Shares issued in reinvestment of dividends and distributions	435,834	1,089,280	4,238,113	11,052,638

Shares converted from Class B	137,621	294,122	1,337,584	2,980,121

Shares redeemed	(6,524,627)	(22,164,579)	(63,190,082)	(221,368,058)

Net decrease	(3,701,584)	(7,556,509)	$(35,804,014)	$(72,930,959)

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class B
Shares sold	1,482	33,953	$14,310	$359,225

Shares issued in reinvestment of dividends and distributions	4,776	15,242	46,347	154,862

Shares converted to Class A	(137,763)	(294,499)	(1,337,584)	(2,980,121)

Shares redeemed	(45,723)	(110,432)	(442,730)	(1,105,949)

Net decrease	(177,228)	(355,736)	$(1,719,657)	$(3,571,983)

Class C
Shares sold	270,407	1,554,924	$2,625,691	$16,044,056

Shares issued in reinvestment of dividends and distributions	74,128	196,285	720,525	1,990,505

Shares redeemed	(1,098,247)	(3,592,816)	(10,634,596)	(35,700,102)

Net decrease	(753,712)	(1,841,607)	$(7,288,380)	$(17,665,541)

Advisor Class
Shares sold	327,642	1,097,023	$3,177,457	$11,330,909

Shares issued in reinvestment of dividends and distributions	15,984	54,607	155,428	554,945

Shares redeemed	(415,855)	(1,760,196)	(4,019,695)	(17,722,455)

Net decrease	(72,229)	(608,566)	$(686,810)	$(5,836,601)

For the year ended October 31, 2013, the Portfolio received $16,997 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York and California Portfolios of the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—A Portfolio may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the financial statements for more information about tender option bond transactions.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

A Portfolio may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, a Portfolio enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of a Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the six months ended April 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

National Portfolio	2013	2012
Distributions paid from:
Ordinary income	$317,288	$392,886

Total taxable distributions	317,288	392,886
Tax exempt distributions	37,413,572	36,569,201

Total distributions paid	$37,730,860	$36,962,087

High Income Municipal Portfolio	2013	2012
Distributions paid from:
Ordinary income	$1,616,325	$2,344,671

Total taxable distributions	1,616,325	2,344,671
Tax exempt distributions	63,797,282	41,758,676

Total distributions paid	$65,413,607	$44,103,347

California Portfolio	2013	2012
Distributions paid from:
Ordinary income	$448,143	$489,261
Long-term capital gains	1,632,466	125,914

Total taxable distributions	2,080,609	615,175
Tax return of capital	176,010	– 0	–
Tax exempt distributions	21,571,136	23,549,323

Total distributions paid	$23,827,755	$24,164,498

New York Portfolio	2013	2012
Distributions paid from:
Ordinary income	$196,136	$233,524
Long-term capital gains	1,184,780	– 0	–

Total taxable distributions	1,380,916	233,524
Tax return of capital	205,091	– 0	–
Tax exempt distributions	21,517,725	22,076,696

Total distributions paid	$23,103,732	$22,310,220

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
National	$268,806		$(14,548,469)	$10,965,929	$(3,313,734)
High Income Municipal	2,077,686		(11,668,902)	(48,938,947)	(58,530,163)
California	– 0	–	(2,713,689)	27,793,223	25,079,534
New York	– 0	–	(10,098,893)	9,361,730	(737,163)

(a)

During the fiscal year ended October 31, 2013, National Portfolio, High Income Municipal Portfolio, California Portfolio, and New York Portfolio utilized capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
National	$11,613,171	$2,935,298	No expiration
High Income Municipal	4,182,905	n/a	2019
High Income Municipal	7,485,997	n/a	No expiration
California	2,713,689	n/a	No expiration
New York	8,391,885	1,707,008	No expiration

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At April 30, 2014, the amount of Floating Rate Notes outstanding was $5,700,000, $166,295,000, $4,445,000 and $5,940,000 and the related interest rate was 0.13%, 0.13% to 0.20%, 0.13% and 0.17% for National, High Income Municipal, California and New York Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing. For the six months ended April 30, 2014, the Fund did not engage in such transactions.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.91		$ 10.61	$ 9.97	$ 10.04	$ 9.62		$ 8.90

Income From Investment Operations
Net investment income(a)(b)	.19		.36	.39	.43	.41		.40
Net realized and unrealized gain (loss) on investment transactions	.21		(.70)	.65	(.07)	.42		.74

Net increase (decrease) in net asset value from operations	.40		(.34)	1.04	.36	.83		1.14

Less: Dividends
Dividends from net investment income	(.19)		(.36)	(.40)	(.43)	(.41)		(.42)

Net asset value, end of period	$ 10.12		$ 9.91	$ 10.61	$ 9.97	$ 10.04		$ 9.62

Total Return
Total investment return based on net asset value(c)	4.06%		(3.27)%	10.57%	3.80%	8.81%		13.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$627,411		$649,618	$754,297	$641,972	$712,033		$642,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.81	%^	.80%	.76%	.76%	.76	%+	.74%
Expenses, before waivers/reimbursements(d)	.86	%^	.86%	.86%	.88%	.87	%+	.89%
Net investment income(a)	3.78	%^	3.45%	3.81%	4.42%	4.16	%+	4.47%
Portfolio turnover rate	7%		26%	11%	8%	13%		11%

See	footnote summary on pages 131-132.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.90		$ 10.60	$ 9.96	$ 10.02	$ 9.61		$ 8.89

Income From Investment Operations
Net investment income(a)(b)	.15		.28	.33	.36	.34		.34
Net realized and unrealized gain (loss) on investment transactions	.21		(.69)	.64	(.06)	.41		.73

Net increase (decrease) in net asset value from operations	.36		(.41)	.97	.30	.75		1.07

Less: Dividends
Dividends from net investment income	(.15)		(.29)	(.33)	(.36)	(.34)		(.35)

Net asset value, end of period	$ 10.11		$ 9.90	$ 10.60	$ 9.96	$ 10.02		$ 9.61

Total Return
Total investment return based on net asset value(c)	3.71%		(3.95)%	9.83%	3.19%	7.97%		12.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,293		$3,126	$5,368	$7,334	$12,640		$19,492
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%^	1.49%	1.46%	1.46%	1.46	%+	1.44%
Expenses, before waivers/reimbursements(d)	1.57	%^	1.57%	1.58%	1.60%	1.60	%+	1.61%
Net investment income(a)	3.09	%^	2.75%	3.16%	3.74%	3.48	%+	3.80%
Portfolio turnover rate	7%		26%	11%	8%	13%		11%

See	footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.90		$ 10.60	$ 9.96	$ 10.03	$ 9.61		$ 8.89

Income From Investment Operations
Net investment income(a)(b)	.15		.29	.32	.36	.34		.34
Net realized and unrealized gain (loss) on investment transactions	.21		(.70)	.64	(.07)	.42		.73

Net increase (decrease) in net asset value from operations	.36		(.41)	.96	.29	.76		1.07

Less: Dividends
Dividends from net investment income	(.15)		(.29)	(.32)	(.36)	(.34)		(.35)

Net asset value, end of period	$ 10.11		$ 9.90	$ 10.60	$ 9.96	$ 10.03		$ 9.61

Total Return
Total investment return based on net asset value(c)	3.71%		(3.95)%	9.81%	3.09%	8.07%		12.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,170		$144,358	$172,228	$140,265	$153,200		$131,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%^	1.50%	1.46%	1.46%	1.46	%+	1.44%
Expenses, before waivers/reimbursements(d)	1.57	%^	1.56%	1.57%	1.58%	1.58	%+	1.60%
Net investment income(a)	3.09	%^	2.76%	3.11%	3.72%	3.47	%+	3.76%
Portfolio turnover rate	7%		26%	11%	8%	13%		11%

See	footnote summary on pages 131-132.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.91		$ 10.61	$ 9.97	$ 10.04	$ 9.62		$ 8.90

Income From Investment Operations
Net investment income(a)(b)	.20		.39	.42	.46	.44		.42
Net realized and unrealized gain (loss) on investment transactions	.21		(.70)	.65	(.07)	.42		.74

Net increase (decrease) in net asset value from operations	.41		(.31)	1.07	.39	.86		1.16

Less: Dividends
Dividends from net investment income	(.20)		(.39)	(.43)	(.46)	(.44)		(.44)

Net asset value, end of period	$ 10.12		$ 9.91	$ 10.61	$ 9.97	$ 10.04		$ 9.62

Total Return
Total investment return based on net asset value(c)	4.21%		(2.98)%	10.91%	4.11%	9.14%		13.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$166,837		$165,782	$186,303	$94,240	$72,609		$39,245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51	%^	.50%	.46%	.46%	.46	%+	.45%
Expenses, before waivers/reimbursements(d)	.56	%^	.56%	.56%	.58%	.57	%+	.57%
Net investment income(a)	4.07	%^	3.74%	4.08%	4.70%	4.45	%+	4.55%
Portfolio turnover rate	7%		26%	11%	8%	13%		11%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class A
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28	.53	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	.53	(1.18)	1.28	(.42)	.71

Net increase (decrease) in net asset value from operations	.81	(.65)	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.54)	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.28)	(.54)	(.55)	(.59)	(.42)

Net asset value, end of period	$ 10.82	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	7.99%	(5.88)%	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$630,995	$593,742	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90	%^	.89%	.91%	.92%	.90	%+^(f)
Expenses, before waivers/reimbursements(d)	.98	%^	.98%	1.00%	1.06%	1.27	%+^
Net investment income(a)	5.39	%^	4.78%	4.81%	5.51%	5.29	%+^
Portfolio turnover rate	8%	41%	14%	43%	27%

See footnote summary on pages 131-132.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class C
Six Months Ended April 30, 2014	Year Ended October 31,	January 26, 2010(e) to October 31,
(unaudited)	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24	.46	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	.52	(1.19)	1.28	(.42)	.69

Net increase (decrease) in net asset value from operations	.76	(.73)	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.46)	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.24)	(.46)	(.47)	(.52)	(.36)

Net asset value, end of period	$ 10.81	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	7.52%	(6.53)%	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,143	$209,480	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60	%^	1.59%	1.61%	1.62%	1.59	%+^(f)
Expenses, before waivers/reimbursements(d)	1.68	%^	1.68%	1.71%	1.76%	2.00	%+^
Net investment income(a)	4.70	%^	4.09%	4.10%	4.81%	4.63	%+^
Portfolio turnover rate	8%	41%	14%	43%	27%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Advisor Class
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 10.29	$ 11.48	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29	.57	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	.52	(1.19)	1.28	(.42)	.70

Net increase (decrease) in net asset value from operations	.81	(.62)	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.57)	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.29)	(.57)	(.58)	(.62)	(.44)

Net asset value, end of period	$ 10.81	$ 10.29	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	8.05%	(5.60)%	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$697,663	$418,473	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60	%^	.59%	.61%	.62%	.57	%+^(f)
Expenses, before waivers/reimbursements(d)	.68	%^	.68%	.71%	.76%	1.12	%+^
Net investment income(a)	5.67	%^	5.08%	5.13%	5.81%	5.56	%+^
Portfolio turnover rate	8%	41%	14%	43%	27%

See footnote summary on pages 131-132.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.21	.41	.44	.46	.46	.47
Net realized and unrealized gain (loss) on investment transactions	.28	(.67)	.65	(.10)	.42	.64

Net increase (decrease) in net asset value from operations	.49	(.26)	1.09	.36	.88	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.39)	(.42)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.42)	(.42)	(.46)	(.45)	(.45)

Net asset value, end of period	$ 11.12	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Total Return
Total investment return based on net asset value(c)	4.54%	(2.31)%	10.19%	3.47%	8.49%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$446,834	$462,298	$533,057	$511,656	$599,027	$610,558
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.81	%^	.80%	.76%	.76%	.75	%+	.75%
Expenses, before waivers/reimbursements(d)	.86	%^	.85%	.85%	.86%	.85	%+	.86%
Net investment income(a)	3.86	%^	3.68%	3.89%	4.39%	4.30	%+	4.61%
Portfolio turnover rate	8%	22%	23%	12%	8%	9%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.83	$ 11.50	$ 10.84	$ 10.94	$ 10.50	$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.17	.33	.36	.39	.38	.39
Net realized and unrealized gain (loss) on investment transactions	.28	(.66)	.64	(.11)	.43	.65

Net increase (decrease) in net asset value from operations	.45	(.33)	1.00	.28	.81	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.31)	(.34)	(.37)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.34)	(.34)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 11.12	$ 10.83	$ 11.50	$ 10.84	$ 10.94	$ 10.50

Total Return
Total investment return based on net asset value(c)	4.18%	(2.90)%	9.34%	2.75%	7.85%	10.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$783	$1,017	$1,804	$2,872	$5,267	$8,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%^	1.50%	1.46%	1.46%	1.45	%+	1.45%
Expenses, before waivers/reimbursements(d)	1.57	%^	1.56%	1.58%	1.58%	1.57	%+	1.57%
Net investment income(a)	3.16	%^	2.97%	3.21%	3.70%	3.61	%+	3.93%
Portfolio turnover rate	8%	22%	23%	12%	8%	9%

See footnote summary on pages 131-132.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.83	$ 11.50	$ 10.83	$ 10.93	$ 10.50	$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.17	.34	.36	.39	.39	.39
Net realized and unrealized gain (loss) on investment transactions	.28	(.67)	.65	(.11)	.41	.65

Net increase (decrease) in net asset value from operations	.45	(.33)	1.01	.28	.80	1.04

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.31)	(.34)	(.37)	(.37)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.34)	(.34)	(.38)	(.37)	(.38)

Net asset value, end of period	$ 11.12	$ 10.83	$ 11.50	$ 10.83	$ 10.93	$ 10.50

Total Return
Total investment return based on net asset value(c)	4.18%	(2.90)%	9.44%	2.75%	7.75%	10.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,135	$87,172	$107,831	$106,547	$117,354	$118,726
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.51	%^	1.50%	1.46%	1.46%	1.45	%+	1.45%
Expenses, before waivers/reimbursements(d)	1.56	%^	1.55%	1.55%	1.56%	1.55	%+	1.56%
Net investment income(a)	3.16	%^	2.98%	3.19%	3.69%	3.60	%+	3.91%
Portfolio turnover rate	8%	22%	23%	12%	8%	9%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.22	.45	.47	.49	.49	.48
Net realized and unrealized gain (loss)on investment transactions	.28	(.68)	.65	(.10)	.42	.66

Net increase (decrease) in net asset value from operations	.50	(.23)	1.12	.39	.91	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.42)	(.45)	(.48)	(.48)	(.48)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–	(.01)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.45)	(.45)	(.49)	(.48)	(.48)

Net asset value, end of period	$ 11.12	$ 10.83	$ 11.51	$ 10.84	$ 10.94	$ 10.51

Total Return
Total investment return based on net asset value(c)	4.70%	(2.02)%	10.53%	3.78%	8.82%	11.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,501	$36,856	$37,507	$23,338	$13,614	$8,455
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.51	%^	.50%	.46%	.46%	.45	%+	.45%
Expenses, before waivers/reimbursements(d)	.56	%^	.55%	.55%	.55%	.55	%+	.55%
Net investment income(a)	4.14	%^	3.97%	4.16%	4.65%	4.59	%+	4.80%
Portfolio turnover rate	8%	22%	23%	12%	8%	9%

See footnote summary on pages 131-132.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69		$ 9.01

Income From Investment Operations
Net investment income(a)(b)	.17		.33		.36		.38		.37		.38
Net realized and unrealized gain (loss) on investment transactions	.15		(.76)		.50		(.04)		.32		.68

Net increase (decrease) in net asset value from operations	.32		(.43)		.86		.34		.69		1.06

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.32)		(.36)		(.38)		(.37)		(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)		(.34)		(.36)		(.38)		(.37)		(.38)

Net asset value, end of period	$ 9.85		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Total Return
Total investment return based on net asset value(c)	3.36%		(4.07)%		8.76%		3.56%		7.26%		12.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$434,948		$464,134		$579,899		$493,133		$516,566		$444,600
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.80	%^	.79%		.75%		.75%		.75	%+	.72%
Expenses, before waivers/reimbursements(d)	.87	%^	.85%		.85%		.87%		.86	%+	.88%
Net investment income(a)	3.57	%^	3.28%		3.49%		3.90%		3.76	%+	4.09%
Portfolio turnover rate	17%		19%		14%		7%		5%		2%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.69		$ 10.45		$ 9.96		$ 10.00		$ 9.68		$ 9.00

Income From Investment Operations
Net investment income(a)(b)	.14		.26		.29		.31		.30		.32
Net realized and unrealized gain (loss) on investment transactions	.15		(.74)		.49		(.04)		.32		.68

Net increase (decrease) in net asset value from operations	.29		(.48)		.78		.27		.62		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.26)		(.29)		(.31)		(.30)		(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.28)		(.29)		(.31)		(.30)		(.32)

Net asset value, end of period	$ 9.84		$ 9.69		$ 10.45		$ 9.96		$ 10.00		$ 9.68

Total Return
Total investment return based on net asset value(c)	3.01%		(4.64)%		7.92%		2.85%		6.53%		11.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,852		$5,510		$9,664		$14,134		$24,682		$36,520
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50	%^	1.49%		1.45%		1.45%		1.45	%+	1.42%
Expenses, before waivers/reimbursements(d)	1.58	%^	1.55%		1.57%		1.59%		1.58	%+	1.60%
Net investment income(a)	2.88	%^	2.57%		2.82%		3.22%		3.08	%+	3.43%
Portfolio turnover rate	17%		19%		14%		7%		5%		2%

See footnote summary on pages 131-132.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.69		$ 10.46		$ 9.96		$ 10.01		$ 9.68		$ 9.01

Income From Investment Operations
Net investment income(a)(b)	.14		.26		.29		.31		.30		.31
Net realized and unrealized gain (loss) on investment transactions	.16		(.75)		.50		(.05)		.33		.68

Net increase (decrease) in net asset value from operations	.30		(.49)		.79		.26		.63		.99

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.26)		(.29)		(.31)		(.30)		(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.14)		(.28)		(.29)		(.31)		(.30)		(.32)

Net asset value, end of period	$ 9.85		$ 9.69		$ 10.46		$ 9.96		$ 10.01		$ 9.68

Total Return
Total investment return based on net asset value(c)	3.11%		(4.74)%		8.01%		2.74%		6.62%		11.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,351		$80,507		$106,135		$79,223		$90,789		$67,718
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.50	%^	1.49%		1.45%		1.45%		1.45	%+	1.42%
Expenses, before waivers/reimbursements(d)	1.57	%^	1.55%		1.55%		1.57%		1.56	%+	1.58%
Net investment income(a)	2.87	%^	2.58%		2.79%		3.20%		3.05	%+	3.38%
Portfolio turnover rate	17%		19%		14%		7%		5%		2%

See footnote summary on pages 131-132.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69		$ 9.02

Income From Investment Operations
Net investment income(a)(b)	.19		.37		.39		.41		.40		.41
Net realized and unrealized gain (loss) on investment transactions	.15		(.76)		.50		(.04)		.32		.67

Net increase (decrease) in net asset value from operations	.34		(.39)		.89		.37		.72		1.08

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.36)		(.39)		(.41)		(.40)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	(.02)		– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.00	)(g)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.38)		(.39)		(.41)		(.40)		(.41)

Net asset value, end of period	$ 9.85		$ 9.70		$ 10.47		$ 9.97		$ 10.01		$ 9.69

Total Return
Total investment return based on net asset value(c)	3.51%		(3.78)%		9.09%		3.87%		7.58%		12.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,772		$16,229		$23,882		$11,169		$13,028		$7,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.50	%^	.49%		.45%		.45%		.45	%+	.42%
Expenses, before waivers/reimbursements(d)	.57	%^	.55%		.54%		.57%		.55	%+	.58%
Net investment income(a)	3.86	%^	3.56%		3.77%		4.21%		4.03	%+	4.37%
Portfolio turnover rate	17%		19%		14%		7%		5%		2%

See footnote summary on pages 131-132.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

National Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.79%	.75%	.75%	.75	%+	.74%
Before waivers/reimbursements	.86	%^	.85%	.85%	.87%	.87	%+	.89%
Class B
Net of waivers/reimbursements	1.50	%^	1.48%	1.45%	1.45%	1.45	%+	1.44%
Before waivers/reimbursements	1.57	%^	1.56%	1.58%	1.59%	1.59	%+	1.61%
Class C
Net of waivers/reimbursements	1.50	%^	1.49%	1.45%	1.45%	1.45	%+	1.44%
Before waivers/reimbursements	1.56	%^	1.55%	1.56%	1.57%	1.57	%+	1.60%
Advisor Class
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45	%+	.45%
Before waivers/reimbursements	.56	%^	.55%	.55%	.57%	.57	%+	.57%

High Income Municipal Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.80%	.80%	.80%	.78	%+^(f)(h)
Before waivers/reimbursements	.89	%^	.89%	.89%	.94%	1.15	%+^(h)
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.47	%+^(f)(h)
Before waivers/reimbursements	1.59	%^	1.59%	1.59%	1.64%	1.87	%+^(h)
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.45	%+^(f)(h)
Before waivers/reimbursements	.58	%^	.59%	.59%	.64%	1.00	%+^(h)

California Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.79%	.75%	.75%	.75	%+	.75%
Before waivers/reimbursements	.85	%^	.84%	.84%	.85%	.84	%+	.86%
Class B
Net of waivers/reimbursements	1.50	%^	1.48%	1.45%	1.46%	1.45	%+	1.45%
Before waivers/reimbursements	1.56	%^	1.54%	1.57%	1.57%	1.56	%+	1.57%
Class C
Net of waivers/reimbursements	1.50	%^	1.49%	1.45%	1.45%	1.45	%+	1.45%
Before waivers/reimbursements	1.55	%^	1.54%	1.54%	1.55%	1.55	%+	1.56%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Financial Highlights

	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013	2012	2011	2010		2009

Advisor Class
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45	%+	.45%
Before waivers/reimbursements	.55	%^	.54%	.53%	.55%	.54	%+	.55%

New York Portfolio
Class A
Net of waivers/reimbursements	.80	%^	.79%	.75%	.75%	.75	%+	.75%
Before waivers/reimbursements	.87	%^	.84%	.85%	.85%	.85	%+	.85%
Class B
Net of waivers/reimbursements	1.50	%^	1.48%	1.45%	1.45%	1.45	%+	1.42%
Before waivers/reimbursements	1.58	%^	1.55%	1.57%	1.59%	1.58	%+	1.60%
Class C
Net of waivers/reimbursements	1.50	%^	1.49%	1.45%	1.45%	1.45	%+	1.42%
Before waivers/reimbursements	1.57	%^	1.54%	1.55%	1.57%	1.56	%+	1.58%
Advisor Class
Net of waivers/reimbursements	.50	%^	.49%	.45%	.45%	.45	%+	.42%
Before waivers/reimbursements	.57	%^	.54%	.54%	.57%	.55	%+	.58%

(e)	Commencement of operations.

(f)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

(g)	Amount is less than $0.005.

(h)	For the period January 26, 2010 commencement of operations, to October 31, 2010.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the following portfolios (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 5-7, 2013:

•	California Portfolio

•	New York Portfolio

•	National Portfolio

•	AllianceBernstein High Income Municipal Portfolio

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Portfolio, in which the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and

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reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for each Portfolio. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to such Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from such Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolios, including those relating to its subsidiaries that provide transfer agency and distribution services to the Portfolios. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolios, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods, as applicable, ended July 31, 2013 and (in the case of comparisons with the Index) the period since inception.

The Adviser explained its view (which it had discussed with the directors previously) that, in the municipal market, securities with 15 years remaining to maturity generally provide most of the return of longer-term securities, including those with 30 years remaining to maturity, but with reduced volatility and better risk-adjusted returns. The Adviser stated its belief the trade-off in yield would be outweighed over time by the reduced volatility, and for that reason was emphasizing 15-year bonds in its municipal portfolios.

California Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 3-year period, essentially matched it in the 10-year period and lagged it in the 1-and 5-year periods and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance in the 1-year period was acceptable.

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National Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 3-year period, essentially matched it in the 10-year period and lagged it in the 1- and 5-year periods and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

New York Portfolio

The directors noted that the Portfolio (December 1986 inception) was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and the Performance Universe for the 10-year period. The Portfolio lagged the Index in all periods. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

AllianceBernstein High Income Municipal Portfolio

The directors noted that the Portfolio (January 2010 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period. The Portfolio lagged the Index in the 1-year period but outperformed it in the 3-year period and the period since inception. Based on their review and taking into account the Portfolio’s relatively brief performance history, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid or payable by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have an investment style substantially similar to that of a Portfolio. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer, and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolios but which invest in fixed income municipal securities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolios, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The expense ratios of the Portfolios reflected fee waivers and/or expense reimbursements as a result of the current undertakings by the Adviser or, in the case of AllianceBernstein High Income Municipal Portfolio, an expense limitation agreement between the Adviser and the Portfolio. In the case of the California, National and New York Portfolios, the information included the pro forma expense ratios for such Portfolios to reflect the Adviser’s modification of the expense cap level of the Class A Shares from 75 basis points to 80 basis points effective February 1, 2013. The directors noted that it was likely that the expense ratios of some of the other funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others.

California Portfolio

National Portfolio

New York Portfolio

The information reviewed by the directors showed that, at each Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that each Portfolio’s pro forma expense ratio, reflecting an increase in the expense cap level that became effective on February 1, 2013, was higher than the Expense Group and Expense Universe medians. The directors concluded that the pro forma expense ratio for each Portfolio was acceptable.

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AllianceBernstein High Income Municipal Portfolio

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee of 50 basis points plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year was about the same as the Expense Group median. The directors noted that the Portfolio’s total expense ratio, reflecting an expense limitation agreement, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolios’ shareholders would benefit from a sharing of economies of scale in the event a Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”):2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

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These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	California Portfolio National Portfolio New York Portfolio

High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2013 are set forth below:

Portfolio	September 30, 2013 Net Assets ($MM)
California Portfolio	$595.5
National Portfolio	$970.6
New York Portfolio	$579.6
High Income Municipal Portfolio	$1,217.9

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

The Portfolios’ Investment Advisory Agreements provide for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$53,599	0.008%
National Portfolio	$55,601	0.006%
New York Portfolio	$57,602	0.009%
High Income Municipal Portfolio	$63,450	0.007%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to each Portfolio’s prospectus update. The Adviser provided notice to the Directors of its intention to raise the expense limitation undertaking of California Portfolio, National Portfolio and New York Portfolio to be effective with the Fund’s prospectus update on February 1, 2013.6 In addition, set forth below are the gross expense ratios of the Portfolios for the most recent semi-annual period:7

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
California Portfolio[9]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.54 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

National Portfolio[10]	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.55 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

New York Portfolio	Advisor Class A Class B Class C	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.54 1.54	% % % %	Oct. 31 (ratios as of Apr. 30, 2013)

6	Effective February 1, 2013, California Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80%; National’s Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80% and; New York Portfolio’s expense cap for Class A shares changed from 0.75% to 0.80%. The Portfolios’ other shares classes changed correspondingly.

7	Semi-annual total expense ratios are unaudited.

8	Annualized.

9	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

10	The Fund’s expense ratios exclude interest expense of 0.01% for all share classes.

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Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
High Income Municipal Portfolio[11]	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.58 0.88 1.58	% % %	October 31 (ratios as of Apr. 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

11	The Fund’s expense ratios exclude interest expense of 0.09% for all share classes.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.12 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2013 net assets.

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.439%	0.450%

National Portfolio	Diversified Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

12	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
New York Portfolio	Short Duration New York Municipal Portfolio	0.45% on 1st $750 million 0.40% thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)14 and contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

Portfolio	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
California Portfolio	0.450	0.496	2/13
National Portfolio	0.450	0.481	7/20
New York Portfolio[17]	0.450	0.511	2/10
High Income Municipal Portfolio[17]	0.500	0.500	6/10

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.18 Pro-forma total expense ratio information is shown for the California Portfolio, National Portfolio and New York Portfolio to reflect those Portfolios’ expense cap levels effective February 1, 2013.

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.749	0.750	6/13	0.785	10/29
Pro-forma	0.799	0.750	9/13	0.785	17/29

National Portfolio	0.749	0.794	6/20	0.790	18/59
Pro-forma	0.799	0.794	11/20	0.790	31/59

New York Portfolio	0.751	0.780	4/11	0.781	8/23
Pro-forma	0.800	0.780	7/11	0.781	15/23

High Income Municipal Portfolio	0.799	0.850	2/11	0.856	7/28

Based on this analysis, considering pro-forma information where available, except for High Income Municipal Portfolio which has a more favorable ranking on a total expense ratio basis than a contractual management fee basis, the Portfolios have a more favorable ranking on a contractual management fee basis than on a total expense ratio basis. Except for High Income Municipal Portfolio, the Portfolios have higher total expense ratios than their respective EG medians.

16	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

17	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	Most recently completed fiscal year Class A share total expense ratio.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, except for California Portfolio and National Portfolio during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio		$109
National Portfolio		$1,659
New York Portfolio	$	– 0	–
High Income Municipal Portfolio	$	– 0	–

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$2,691,356	$6,395
National Portfolio	$3,689,490	$32,228
New York Portfolio	$2,652,915	$24,388
High Income Municipal Portfolio	$2,760,368	$42,101

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$94,893
National Portfolio	$186,227
New York Portfolio	$100,816
High Income Municipal Portfolio	$63,864

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	149

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2013.25

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	-2.27	-2.27	-2.31	7/13	15/32
3 year	3.91	4.54	4.25	12/13	27/31
5 year	4.75	5.12	4.92	10/13	20/31
10 year	4.75	4.53	4.46	4/11	5/27

National Portfolio
1 year	-3.06	-2.97	-3.04	13/20	34/63
3 year	4.03	3.97	3.73	7/20	22/59
5 year	4.69	4.74	4.70	12/20	29/56
10 year	4.67	4.30	4.25	4/20	10/48

New York Portfolio
1 year	-3.55	-3.63	-3.68	5/11	11/27
3 year	2.94	3.14	3.08	8/11	15/24
5 year	4.10	4.35	4.37	10/11	19/24
10 year	4.38	4.04	4.09	3/10	6/23

High Income Municipal Portfolio
1 year	-3.73	-2.25	-2.27	11/11	28/32
3 year	5.70	5.25	5.02	2/11	7/31

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.
26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Periods Ending July 31, 2013 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	-2.27	3.91	4.75	4.75	6.02	4.99	0.60	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

National Portfolio	-3.06	4.03	4.70	4.68	5.89	4.76	0.61	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

New York Portfolio	-3.55	2.94	4.10	4.38	5.62	4.25	0.62	10
Barclays Capital Municipal Bond Index	-2.19	3.73	5.07	4.71	6.18	4.45	0.66	10
Inception Date: December 29, 1986

High Income Municipal Portfolio	-3.73	5.70	N/A	N/A	6.60	7.49	0.75	3
Barclays Capital Municipal Bond Index	-2.19	3.73	N/A	N/A	4.35	4.29	0.84	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	151

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	153

NOTES

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	155

NOTES

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0152-0414

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 23, 2014